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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07148

Schwartz Investment Trust
(Exact name of registrant as specified in charter)

801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan	48170
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail, Plymouth, MI 48170
(Name and address of agent for service)

Registrant's telephone number, including area code:	(248) 644-8500

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SCHWARTZ VALUE FOCUSED FUND

value investing since 1984

TICKER SYMBOL: RCMFX

ANNUAL REPORT

DECEMBER 31, 2016

Schwartz Value Focused Fund

Shareholder Services c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Investment Adviser Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170

Dear Fellow Shareowner:

2016 was a good year for the Schwartz Value Focused Fund (the “Fund”) with a total return of 18.13%, compared to 13.03% for the S&P 1500 Index and 12.05% for the Russell 1000 Index. The Fund’s outperformance can be attributed mainly to 12 portfolio holdings which each appreciated more than 35% during the year. These issues were from a variety of industry sectors including mining, energy, industrial, financial, retail, and technology. The Fund’s best performing stocks were commodity and industrial related. Pan American Silver Corporation (+133%) and Barrick Gold Corporation (+118%) posted strong gains as their share prices rebounded from 2015’s depressed levels, owing to gold and silver prices that rose sharply in the first half of the year. Energy stocks bottomed early in the year and rebounded concomitantly with the rise in oil prices. At year end, the price of WTI crude oil breached $50/barrel, up 45% for the year and up nearly 100% from the February low. Holdings in the energy sector that produced substantial gains included Texas Pacific Land Trust (+85%), Devon Energy Corporation (+45%), and Apache Corporation (+45%). Industrial stocks benefitted from improving economic growth in the second half and to a lesser extent from rising oil and natural gas prices. Notable outperformers in the industrial sector included Colfax Corporation (+71%), MSC Industrial Direct Company, Inc. (+67%), Donaldson Company, Inc. (+39%), and Eaton Corporation plc (+35%). The Fund’s five best performing stocks in 2016 were:

Company	Industry	2016 Performance
Pan American Silver Corporation	Metals & Mining	+132.96%
Barrick Gold Corp.	Metals & Mining	+118.07%
Texas Pacific Land Trust	Oil & Gas Royalties/Real Estate	+84.98%
Colfax Corporation	Industrial Machinery	+71.21%
MSC Industrial Direct Co., Inc.	Industrial Equipment	+66.84%

On the negative side, the Fund’s worst performing stock during 2016 was Liberty Interactive Corporation, which owns and operates QVC Group, a multinational corporation that sells consumer goods through its television network and online. The share price fell after the company experienced a U.S. sales decline due to weakness in its fashion business and hair care division. Due to QVC’s loyal customer base and strong viewership, we view this slowdown as temporary. The Fund’s five worst performing stocks in 2016 were:

Company	Industry	2016 Performance
Liberty Interactive Corporation	Consumer - Retail	-26.49%
ServiceMaster Global Holdings	Business Services	-6.41%
Moody’s Corporation	Business & Financial Services	-6.20%
Liberty Global	Cable TV & Broadband	-4.07%
ANSYS, Inc.	Software	-0.01%

During the second half of 2016, six stocks were sold from the portfolio, having reached our estimate of intrinsic value: Citigroup, Inc. (financial services), Cubic Corporation (transportation & defense), Emerson Electric Co. (industrial electrical equipment), Exxon Mobil Corporation (integrated oil & gas), HP, Inc. (technology), and United Technologies Corporation (industrial products). New positions were established in four companies that meet our value investing criteria: AMERCO, AMETEK, Inc., Cognizant Technology Solutions Corp., and Moody’s Corporation. AMERCO owns the U-Haul self-moving and storage franchise. With a dominant market position, the company has an impressive track record of increasing earnings, and has ample growth opportunities. AMETEK manufactures and sells electronic instruments and electromechanical devices worldwide. The company generates high profit margins, strong free cash flow, and a high return on invested capital (ROIC). Cognizant Technology Solutions provides information technology consulting services worldwide. The business is highly profitable and generates strong free cash flow with a high ROIC. Moody’s provides credit ratings, research, and analysis of debt instruments and other securities. As such, the company enjoys a strong business franchise that produces high profit margins and loads of cash, which is used primarily for dividends and share repurchases.

2017 could be another good year for stock investors. We are confident that the new Trump Administration will be more hospitable to corporate America than the Obama Administration. President Trump’s pro-growth agenda of lower tax rates – corporate and personal, a less punishing regulatory environment, and a generally less intrusive government should lead to greater business and consumer confidence, more economic activity, and ultimately higher corporate profits.

As always, we’ll be working tirelessly to invest in well-managed, high-quality companies that are selling at a discount to our estimate of intrinsic value.

No realized capital gains or income distributions were paid at year end. The net asset value of the Fund ended the year at $25.02 per share.

Thank you for being a shareholder in the Schwartz Value Focused Fund.

Timothy S. Schwartz, CFA	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

2

SCHWARTZ VALUE FOCUSED FUND
PERFORMANCE
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Schwartz Value Focused Fund, the S&P 1500 Index**
and the Russell 1000 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Net Expense ratio as of 12-31-15 (as disclosed in May 1, 2016 prospectus)	1.25%*
Net Expense ratio for the year ended 12-31-16	1.25%

*	Includes Acquired Fund Fees and Expenses.

**	Effective January 1, 2017, the S&P 1500 Index will be the Fund’s primary benchmark instead of the Russell 1000 Index.

This report is for the information of shareholders, but it may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. The Fund is distributed by Ultimus Fund Distributors, LLC.

3

SCHWARTZ VALUE FOCUSED FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	SCHWARTZ VALUE FOCUSED FUND(a)	S&P 1500 INDEX(b)	RUSSELL 1000 INDEX	NASDAQ COMPOSITE(c)	VALUE LINE COMPOSITE(d)	S&P 500 INDEX
1984	11.1%	N/A	4.8%	-11.2%	-8.4%	6.1%
1985	21.7%	N/A	32.3%	31.4%	20.7%	31.6%
1986	16.4%	N/A	17.9%	7.4%	5.0%	18.7%
1987	-0.6%	N/A	2.9%	-5.3%	-10.6%	5.3%
1988	23.1%	N/A	17.3%	15.4%	15.4%	16.8%
1989	8.3%	N/A	30.4%	19.3%	11.2%	31.6%
1990	-5.3%	N/A	-4.2%	-17.8%	-24.3%	-3.2%
1991	32.0%	N/A	33.0%	56.8%	27.2%	30.4%
1992	22.7%	N/A	8.9%	15.5%	7.0%	7.6%
1993	20.5%	N/A	10.2%	14.7%	10.7%	10.1%
1994	-6.8%	N/A	0.4%	-3.2%	-6.0%	1.3%
1995	16.9%	36.5%	37.8%	39.9%	19.3%	37.5%
1996	18.3%	22.4%	22.5%	22.7%	13.4%	22.9%
1997	28.0%	32.9%	32.9%	21.6%	21.1%	33.4%
1998	-10.4%	26.4%	27.0%	39.6%	-3.8%	28.6%
1999	-2.5%	20.3%	20.9%	85.6%	-1.4%	21.0%
2000	9.3%	-7.0%	-7.8%	-39.3%	-8.7%	-9.1%
2001	28.1%	-10.6%	-12.5%	-21.0%	-6.1%	-11.9%
2002	-14.9%	-21.3%	-21.7%	-31.5%	-28.6%	-22.1%
2003	39.3%	29.6%	29.9%	50.0%	37.4%	28.7%
2004	22.6%	11.8%	11.4%	8.6%	11.5%	10.9%
2005	3.8%	5.7%	6.3%	1.4%	2.0%	4.9%
2006	14.3%	15.3%	15.5%	9.5%	11.0%	15.8%
2007	-11.1%	5.5%	5.8%	10.6%	-3.8%	5.5%
2008	-35.9%	-36.7%	-37.6%	-40.0%	-48.7%	-37.0%
2009	34.8%	27.2%	28.4%	45.3%	36.8%	26.5%
2010	12.0%	16.4%	16.1%	18.0%	20.5%	15.1%
2011	5.6%	1.7%	1.5%	-0.8%	-11.4%	2.1%
2012	5.4%	16.2%	16.4%	17.5%	9.5%	16.0%
2013	24.7%	32.8%	33.1%	40.1%	35.5%	32.4%
2014	-4.7%	13.1%	13.2%	14.8%	2.7%	13.7%
2015	-15.5%	1.0%	0.9%	7.0%	-11.2%	1.4%
2016	18.1%	13.0%	12.1%	8.9%	13.5%	12.0%

(a)

Schwartz Value Focused Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Inception date of the S&P 1500 Index is December 30, 1994.

(c)	Excluding dividends for the years ended 1984-2006. Effective 2007, the returns include dividends.

(d)	Excluding dividends.

4

SCHWARTZ VALUE FOCUSED FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2016 (Unaudited)

	SCHWARTZ VALUE FOCUSED FUND(a)	S&P 1500 INDEX(b)	RUSSELL 1000 INDEX	NASDAQ COMPOSITE(c)	VALUE LINE COMPOSITE(d)	S&P 500 INDEX
3 Years	-1.7%	8.9%	8.6%	10.1%	1.2%	8.9%
5 Years	4.6%	14.8%	14.7%	17.1%	9.0%	14.7%
10 Years	1.3%	7.2%	7.1%	8.3%	1.0%	7.0%
15 Years	4.6%	7.1%	7.0%	7.0%	2.1%	6.7%
33 Years	8.6%	N/A	10.9%	9.4%	2.9%	10.9%

(a)

Schwartz Value Focused Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Inception date of the S&P 1500 Index is December 30, 1994.

(c)	Excluding dividends for the years ended 1984-2006. Effective 2007, the returns include dividends.

(d)	Excluding dividends.

5

SCHWARTZ VALUE FOCUSED FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2016 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
180,000	Unico American Corporation	$1,935,000	9.2%
50,000	ARRIS International plc	1,506,500	7.2%
3,500	Texas Pacific Land Trust	1,038,695	4.9%
4	Berkshire Hathaway, Inc. - Class A	976,484	4.7%
25,000	Colfax Corporation	898,250	4.3%
40,000	Liberty Interactive Corporation QVC Group - Series A	799,200	3.8%
50,000	Goldcorp, Inc.	680,000	3.2%
1,300	Graham Holdings Company - Class B	665,535	3.2%
9,000	Baker Hughes Incorporated	584,730	2.8%
12,000	AMETEK, Inc.	583,200	2.8%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	17.7%
Energy	10.3%
Financials	23.0%
Industrials	16.8%
Information Technology	14.0%
Materials	8.2%
Warrants	1.4%
Open-End Funds	0.1%
Money Market Funds, Liabilities in Excess of Other Assets	8.5%
100.0%

6

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
December 31, 2016

COMMON STOCKS — 90.0%	Shares	Market Value
Consumer Discretionary — 17.7%
Diversified Consumer Services — 4.1%
Graham Holdings Company - Class B	1,300	$665,535
ServiceMaster Global Holdings, Inc. *	5,000	188,350
		853,885
Household Durables — 1.6%
Garmin Ltd.	7,000	339,430

Internet & Direct Marketing Retail — 3.8%
Liberty Interactive Corporation QVC Group - Series A *	40,000	799,200

Media — 4.8%
Discovery Communications, Inc. - Series A *	20,000	548,200
Liberty Global plc - Series C *	15,000	445,500
		993,700
Multi-Line Retail — 0.9%
Nordstrom, Inc.	4,000	191,720

Specialty Retail — 2.5%
TJX Companies, Inc. (The)	7,000	525,910

Energy — 10.3%
Energy Equipment & Services — 4.8%
Baker Hughes Incorporated	9,000	584,730
Schlumberger Limited	5,000	419,750
		1,004,480
Oil, Gas & Consumable Fuels — 5.5%
Apache Corporation	6,000	380,820
Devon Energy Corporation	7,000	319,690
Noble Energy, Inc.	12,000	456,720
		1,157,230
Financials — 23.0%
Capital Markets — 2.2%
Moody's Corporation	5,000	471,350

Diversified Financial Services — 6.9%
MasterCard, Inc. - Class A	4,000	413,000
Texas Pacific Land Trust	3,500	1,038,695
		1,451,695
Insurance — 13.9%
Berkshire Hathaway, Inc. - Class A *	4	976,484
Unico American Corporation *	180,000	1,935,000
		2,911,484

7

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 90.0% (Continued)	Shares	Market Value
Industrials — 16.8%
Electrical Equipment — 4.4%
AMETEK, Inc.	12,000	$583,200
Eaton Corporation plc	5,000	335,450
		918,650
Machinery — 6.3%
Colfax Corporation *	25,000	898,250
Donaldson Company, Inc.	10,000	420,800
		1,319,050
Road & Rail — 2.6%
AMERCO	1,500	554,385

Trading Companies & Distributors — 3.5%
MSC Industrial Direct Company, Inc. - Class A	3,000	277,170
W.W. Grainger, Inc.	2,000	464,500
		741,670
Information Technology — 14.0%
Communications Equipment — 7.2%
ARRIS International plc *	50,000	1,506,500

Electronic Equipment, Instruments & Components — 4.6%
Arrow Electronics, Inc. *	7,000	499,100
Avnet, Inc.	10,000	476,100
		975,200
IT Services — 1.3%
Cognizant Technology Solutions Corporation - Class A *	5,000	280,150

Software — 0.9%
ANSYS, Inc. *	2,000	184,980

Materials — 8.2%
Chemicals — 0.9%
Praxair, Inc.	1,700	199,223

Metals & Mining — 7.3%
Barrick Gold Corporation	20,000	319,600
Goldcorp, Inc.	50,000	680,000
Pan American Silver Corporation	35,000	527,450
		1,527,050

Total Common Stocks (Cost $14,713,910)		$18,906,942

8

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

WARRANTS — 1.4%	Shares	Market Value
Financials — 1.4%
Banks — 1.4%
PNC Financial Services Group, Inc. (The), expires 12/31/18 * (Cost $109,308)	6,000	$297,000

OPEN-END FUNDS — 0.1%	Shares	Market Value
Sequoia Fund, Inc. * (Cost $11,397)	81	$13,008

MONEY MARKET FUNDS — 8.6%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.35% (a)	980,340	$980,340
Federated Treasury Obligations Fund - Institutional Shares, 0.36% (a)	837,830	837,830
Total Money Market Funds (Cost $1,818,170)		$1,818,170

Total Investments at Market Value — 100.1% (Cost $16,652,785)		$21,035,120

Liabilities in Excess of Other Assets — (0.1%)		(23,266)

Net Assets — 100.0%		$21,011,854

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2016.

See accompanying notes to financial statements.

9

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

ASSETS
Investments, at market value (cost of $16,652,785) (Note 1)	$21,035,120
Cash	3,570
Dividends receivable	2,928
Other assets	6,134
TOTAL ASSETS	21,047,752

LIABILITIES
Payable to Adviser (Note 2)	21,564
Payable to administrator (Note 2)	3,000
Other accrued expenses	11,334
TOTAL LIABILITIES	35,898

NET ASSETS	$21,011,854

NET ASSETS CONSIST OF:
Paid-in capital	$17,138,776
Accumulated net realized losses from security transactions	(509,257)
Net unrealized appreciation on investments	4,382,335
NET ASSETS	$21,011,854

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	839,765

Net asset value, offering price and redemption price per share (Note 1)	$25.02

See notes to financial statements.

10

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (Net of foreign tax of $2,074)	$173,694

EXPENSES
Investment advisory fees (Note 2)	183,507
Trustees’ fees and expenses (Note 2)	49,892
Administration, accounting and transfer agent fees (Note 2)	36,000
Legal and audit fees	34,941
Registration and filing fees	14,337
Postage and supplies	8,783
Custodian and bank service fees	6,391
Printing of shareholder reports	3,399
Insurance expense	1,187
Compliance service fees and expenses (Note 2)	672
Other expenses	9,216
TOTAL EXPENSES	348,325
Less fee reductions by the Adviser (Note 2)	(106,868)
NET EXPENSES	241,457

NET INVESTMENT LOSS	(67,763)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	29,217
Net change in unrealized appreciation (depreciation) on investments	3,288,843
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	3,318,060

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,250,297

See notes to financial statements.

11

SCHWARTZ VALUE FOCUSED FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS
Net investment loss	$(67,763)	$(94,159)
Net realized gains (losses) from security transactions	29,217	(538,474)
Net change in unrealized appreciation (depreciation) on investments	3,288,843	(2,972,967)
Net increase (decrease) in net assets resulting from operations	3,250,297	(3,605,600)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,533,951	1,244,396
Payments for shares redeemed	(2,544,502)	(6,995,249)
Net decrease in net assets from capital share transactions	(1,010,551)	(5,750,853)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,239,746	(9,356,453)

NET ASSETS
Beginning of year	18,772,108	28,128,561
End of year	$21,011,854	$18,772,108

ACCUMULATED NET INVESTMENT LOSS	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	65,097	51,114
Shares redeemed	(111,549)	(287,195)
Net decrease in shares outstanding	(46,452)	(236,081)
Shares outstanding, beginning of year	886,217	1,122,298
Shares outstanding, end of year	839,765	886,217

See notes to financial statements.

12

SCHWARTZ VALUE FOCUSED FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended Dec. 31, 2016		Year Ended Dec. 31, 2015		Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012
Net asset value at beginning of year	$21.18		$25.06		$28.54	$23.31	$22.33

Income (loss) from investment operations:
Net investment income (loss)	(0.08)		(0.11)		(0.08)	(0.04)	0.23
Net realized and unrealized gains (losses) on investments	3.92		(3.77)		(1.26)	5.80	0.98
Total from investment operations	3.84		(3.88)		(1.34)	5.76	1.21

Less distributions:
From net investment income	—		—		—	—	(0.23)
From net realized gains on investments	—		—		(2.14)	(0.53)	—
Total distributions	—		—		(2.14)	(0.53)	(0.23)

Net asset value at end of year	$25.02		$21.18		$25.06	$28.54	$23.31

Total return (a)	18.1%		(15.5%)		(4.7%)	24.7%	5.4%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$21,012		$18,772		$28,129	$32,030	$30,573

Ratio of total expenses to average net assets	1.80%		1.59%		1.46%	1.45%	1.41%

Ratio of net expenses to average net assets	1.25	%(b)	1.35	%(b)	1.46%	1.45%	1.41%

Ratio of net investment income (loss) to average net assets	(0.35	%)(b)	(0.40	%)(b)	(0.28%)	(0.13%)	0.90%

Portfolio turnover rate	48%		104%		72%	57%	62%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions (Note 2).

See notes to financial statements.

13

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2016

1. Significant Accounting Policies

Schwartz Value Focused Fund (the “Fund”), formerly Schwartz Value Fund, is a series of Schwartz Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. Other series of the Trust are not incorporated in this report. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. At a meeting held on June 29, 2016, the shareholders of the Fund voted to change the classification of the Fund from a diversified fund to a non-diversified fund.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value (“NAV”). To calculate the NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share.

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

In October 2016, the Securities and Exchange Commission (the “SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN, also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an official close price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their NAV as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of

14

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments, by security type, as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$18,906,942	$—	$—	$18,906,942
Warrants	297,000	—	—	297,000
Open-End Funds	13,008	—	—	13,008
Money Market Funds	1,818,170	—	—	1,818,170
Total	$21,035,120	$—	$—	$21,035,120

Refer to the Fund’s Schedule of Investments for a listing of the securities by industry type. As of December 31, 2016, the Fund did not have any transfers into and out of any Level. There were no Level 2 or 3 securities or derivative instruments held by the Fund as of December 31, 2016. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

(b) Income taxes — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

15

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2016:

Federal income tax cost	$16,652,785
Gross unrealized appreciation	$4,567,673
Gross unrealized depreciation	(185,338)
Net unrealized appreciation	4,382,335
Accumulated capital and other losses	(509,257)
Accumulated earnings	$3,873,078

As of December 31, 2016, the Fund had a short-term capital loss carryforward of $509,257 for federal income tax purposes. This capital loss carryforward, which does not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2016, the Fund reclassified $67,763 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2013 through December 31, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized capital gains and losses on security transactions are determined on the identified cost basis. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

(d) Dividends and distributions — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. There were no distributions paid to shareholders during the years ended December 31, 2016 and 2015.

(e) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities

16

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2. Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of the Fund’s expenses until at least May 1, 2018 so that the ordinary operating expenses of the Fund do not exceed 1.25% per annum of average daily net assets. Accordingly, during the year ended December 31, 2016, the Adviser reduced its investment advisory fees by $106,868.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided repayment to the Adviser does not cause the ordinary operating expenses of the Fund to exceed 1.25% per annum of average daily net assets. As of December 31, 2016, the Advisor may seek recoupment of investment advisory fee reductions totaling $163,484 no later than the dates stated below:

December 31, 2018	December 31, 2019
$56,616	$106,868

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily NAV per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For these services Ultimus receives fees computed as a percentage of the average daily net assets of the Fund, subject to a minimum monthly fee.

17

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $35,000 (except that such fee is $45,000 for the Lead Independent Trustee and $39,000 for the Chairman of the Audit Committee), payable quarterly; a fee of $5,500 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. The Fund pays its proportionate share of Independent Trustees’ fees and expenses along with the other series of the Trust. Effective January 1, 2017, each Independent Trustee will receive from the Trust an annual retainer of $40,000 (except that such fee is $50,000 for the Lead Independent Trustee and $44,000 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings.

3. Investment Transactions

During the year ended December 31, 2016, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $8,490,036 and $9,734,367, respectively.

4. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no events.

18

SCHWARTZ VALUE FOCUSED FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Schwartz Value Focused Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Schwartz Value Focused Fund (formerly Schwartz Value Fund) (the “Fund”), a series of Schwartz Investment Trust, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schwartz Value Focused Fund (formerly Schwartz Value Fund) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

February 14, 2017

19

SCHWARTZ VALUE FOCUSED FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustees:
*	George P. Schwartz, CFA	801 W. Ann Arbor Trail Plymouth, MI	1944	Chairman of the Board/President/ Trustee	Since 1992
Independent Trustees:
	Louis C. Bosco, Jr.	801 W. Ann Arbor Trail Plymouth, MI	1936	Trustee	Since 2008
	Donald J. Dawson, Jr.	801 W. Ann Arbor Trail Plymouth, MI	1947	Trustee	Since 1993
	Joseph M. Grace	801 W. Ann Arbor Trail Plymouth, MI	1936	Trustee	Since 2007
	John J. McHale, Jr.	801 W. Ann Arbor Trail Plymouth, MI	1949	Trustee	Since 2014
Executive Officers:
*	Richard L. Platte, Jr., CFA	801 W. Ann Arbor Trail Plymouth, MI	1951	Vice President and Secretary	Since 1993
*	Robert C. Schwartz, CFP	801 W. Ann Arbor Trail Plymouth, MI	1976	Vice President	Since 2013
*	Timothy S. Schwartz, CFA	5060 Annunciation Circle Ave Maria, FL	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	801 W. Ann Arbor Trail Plymouth, MI	1970	Chief Compliance Officer	Since 2010

*

George P. Schwartz, Richard L. Platte, Jr., Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

20

SCHWARTZ VALUE FOCUSED FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees six portfolios of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Schwartz Value Focused Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

Louis C. Bosco, Jr. retired in April 2012. Prior to his retirement, he was a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. retired in March 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (a payroll processing company) from 1986 – 2015.

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (renamed JPMorgan Chase & Company).

John J. McHale, Jr. is Special Assistant to Commissioner of Major League Baseball since 2015. He was Executive Vice President of Major League Baseball from 2000 – 2015.

Richard L. Platte, Jr., CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc.

Robert C. Schwartz, CFP is Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is Executive Vice President and Chief Financial Officer of Schwartz Investment Counsel, Inc. and is the lead portfolio manager of the Fund.

Cathy M. Stoner, CPA, IACCP is Vice President and Chief Compliance Officer of Schwartz Investment Counsel, Inc.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call (888) 726-0753.

21

SCHWARTZ VALUE FOCUSED FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2016) and held until the end of the period (December 31, 2016).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,095.00	$6.58
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.85	$6.34

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

22

SCHWARTZ VALUE FOCUSED FUND
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

23

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Schwartz Value Focused Fund
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Board of Trustees
George P. Schwartz, CFA, Chairman
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace
John J. McHale, Jr.

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Robert C. Schwartz, CFP, V.P.
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered
Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

SCHWARTZ INVESTMENT TRUST

AVE MARIA MUTUAL FUNDS

Ave Maria Catholic Values Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

Annual Report 2016

Shareholder Services c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170 (734) 455-7777 Fax (734) 455-7720

Dear Fellow Shareholders of:

Ave Maria Catholic Values Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

2016 saw wild swings in the global capital markets and investor sentiment. Throughout the year of many surprises with economic consequences, the words of Catholic Advisory Board member, Larry Kudlow, echoed through our organization “corporate profits are the mother’s milk of economic prosperity”. Despite a great deal of investor angst, U.S. corporate profits advanced modestly in 2016, and may increase another 10% - 15% in 2017, as the new administration is expected to usher in pro-growth policies. And importantly, pro-life policies.

There is a lot of work to be done and regulations to be undone. The Obama administration vastly expanded the government’s intrusion into the private economy, and imposed prosperity-stifling policies on corporations large and small, sapping confidence from business decision-makers, consumers and investors. Thankfully, the reverse seems to be taking place. In the same manner that the implementation of these stifling regulatory measures had negative consequences for economic growth, their removal could release the natural energy of our economy.

As you know, the portfolio managers and analysts of the Ave Maria Mutual Funds screen out companies based on the guidelines established by our Catholic Advisory Board. This eliminates from consideration, companies that support abortion, pornography and those that engage in embryonic stem cell research. That still leaves thousands of fine companies to choose from for the portfolios of the Funds. In 2016, our stock and bond selections were quite good, as each of the Ave Maria Mutual Funds beat their respective benchmarks for investment performance. Our investment research process with emphasis on fundamentals and a long-term focus, seems to be working.

Thanks for being a shareholder.

Sincerely,

George P. Schwartz, CFA
Chairman & CEO

January 31, 2017

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

The Letter to Shareholders and the Portfolio Manager Commentaries that follow seek to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. Keep in mind that the information and opinions cover the period through the date of this report.

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Catholic Values Fund:
Portfolio Manager Commentary	2
Performance	5
Annual Total Rates of Return Comparison with Major Indices	6
Ten Largest Equity Holdings	7
Asset Allocation	7
Schedule of Investments	8

Ave Maria Growth Fund:
Portfolio Manager Commentary	12
Performance	13
Annual Total Rates of Return Comparison with Major Indices	14
Ten Largest Equity Holdings	15
Asset Allocation	15
Schedule of Investments	16

Ave Maria Rising Dividend Fund:
Portfolio Manager Commentary	19
Performance	21
Annual Total Rates of Return Comparison with Major Indices	22
Ten Largest Equity Holdings	23
Asset Allocation	23
Schedule of Investments	24

Ave Maria World Equity Fund:
Portfolio Manager Commentary	27
Performance	29
Annual Total Rates of Return Comparison with Major Indices	30
Ten Largest Equity Holdings	31
Asset Allocation	31
Schedule of Investments	32
Summary of Common Stocks by Country	35

Ave Maria Bond Fund:
Portfolio Manager Commentary	36
Performance	38
Annual Total Rates of Return Comparison with Major Indices	39
Ten Largest Holdings	40
Asset Allocation	40
Schedule of Investments	41

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Assets and Liabilities	46

Statements of Operations	48

Statements of Changes in Net Assets:
Ave Maria Catholic Values Fund	50
Ave Maria Growth Fund	51
Ave Maria Rising Dividend Fund	52
Ave Maria World Equity Fund	53
Ave Maria Bond Fund	54

Financial Highlights:
Ave Maria Catholic Values Fund	55
Ave Maria Growth Fund	56
Ave Maria Rising Dividend Fund	57
Ave Maria World Equity Fund	58
Ave Maria Bond Fund	59

Notes to Financial Statements	60

Report of Independent Registered Public Accounting Firm	72

Board of Trustees and Executive Officers	73

Catholic Advisory Board	75

About Your Funds’ Expenses	76

Federal Tax Information	78

Other Information	79

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareowner:

2016 was a good year for the Ave Maria Catholic Values Fund (the “Fund”), with a total return of 16.44%, compared to 20.74% for the S&P 400 Index and 13.8% for the Russell Midcap Index. The Fund’s performance can be attributed mainly to 13 portfolio holdings, which appreciated more than 40% during the year. These issues were from a variety of industry sectors including energy, industrial, financial, retail, and technology. The Fund’s best performing stocks were energy and industrial related. Energy stocks bottomed early in the year and rebounded concomitantly with the rise in oil prices. At year end, the price of WTI crude oil breached $50/barrel, up 45% for the year and up nearly 100% from the February low. Holdings in the energy sector that produced outsized gains included Texas Pacific Land Trust (+90%), Halliburton Company (+61%), and Pioneer Natural Resources Company (+46%). Our industrial stocks benefitted from improving economic growth in the second half, and to a lesser extent, from rising oil and natural gas prices. Notable outperformers in the industrial sector included Colfax Corporation (+68%), MSC Industrial Direct Co., Inc. (+68%), Donaldson Company, Inc. (+50%), and H.B. Fuller Company (+42%). The Fund’s five best performing stocks in 2016 were:

Company	Industry	2016 Performance
Texas Pacific Land Trust	Oil & Gas Royalties/Real Estate	+89.56%
MSC Industrial Direct Co., Inc.	Industrial Equipment	+68.32%
Colfax Corporation	Industrial Machinery	+67.93%
Halliburton	Oil & Gas Equipment & Services	+61.48%
Donaldson Company, Inc.	Industrial Machinery	+50.11%

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

On the negative side, the Fund’s worst performing stock during 2016 was Liberty Interactive Corporation, which owns and operates QVC Group, a multinational corporation that sells consumer goods through its television network and online. The share price fell after the company experienced a U.S. sales decline due to weakness in its fashion business and hair care division. Due to QVC’s loyal customer base and strong viewership, we view this slowdown as temporary. Additionally, the international business appears unaffected by the current U.S. sales slowdown. The Fund’s five worst performing stocks in 2016 were:

Company	Industry	2016 Performance
Liberty Interactive Corporation	TV & Internet Retail	-17.41%
Zimmer Biomet Holdings Inc.	Medical Equipment	-16.40%
VF Corporation	Apparel	-15.80%
Moody’s Corporation	Business & Financial Services	- 9.40%
ANSYS, Inc.	Software	+ 0.92%

During the past six months, six stocks were liquidated from the portfolio, having reached our estimate of intrinsic value: Emerson Electric Co. (industrial electrical equipment), Flour Corporation (industrial goods), HP, Inc. (technology), Polaris Industries, Inc. (recreational vehicles), World Fuel Services Corporation (oil & gas refining), and St. Jude Medical, Inc. (medical equipment), which received a takeover offer from Abbot Laboratories. Finally, we exited Platform Specialty Products Corporation (specialty chemicals) due to heightened concerns regarding the company’s business model.

During the second half of the year, new positions were established in three companies that meet our value investing criteria: AMERCO, Cognizant Technology Solutions Corp., and Zimmer Biomet Holdings Inc. AMERCO owns the U-Haul self-moving and storage franchise. With a dominant market position, the company has an impressive track record of increasing earnings and we believe has ample opportunities for growth. Cognizant Technology Solutions provides information technology (IT) consulting services worldwide. The business is highly profitable and generates strong free cash flow with a high return on invested capital. Zimmer Biomet designs and markets orthopedic implants and fracture management devices and, in our opinion, is well-positioned for long-term growth.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

2017 could be another good year for stocks generally. We are confident that the new Trump Administration will be more hospitable to corporate America than the Obama Administration. President Trump’s pro-growth agenda of lower tax rates – corporate and personal, a less-punishing regulatory environment, and a generally less intrusive government should lead to greater business and consumer confidence, more economy activity, and ultimately higher corporate profits. As always, we’ll be working tirelessly to invest in well-managed, high-quality companies selling at a discount to our estimate of intrinsic value.

No capital gains or income distributions were paid at year end. The net asset value of the Fund ended the year at $19.12 per share.

Thank you for being a shareholder in the Fund.

Timothy S. Schwartz, CFA	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Joseph W. Skornicka, CFA
Co-Portfolio Manager

AVE MARIA CATHOLIC VALUES FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Catholic Values Fund, the S&P 400 Index**,
and the Russell Midcap Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-15 (as disclosed in May 1, 2016 prospectus)	1.18%*
Expense ratio for the year ended 12-31-16	1.20%

*	Includes Acquired Fund Fees and Expenses.

**	Effective January 1, 2017, the S&P 400 Index will be the Fund’s primary bench mark instead of the Russell Midcap Index.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA CATHOLIC VALUES FUND	S&P 400 INDEX	RUSSELL MIDCAP INDEX	S&P 500 INDEX
2001(a)	5.3%	-0.5%	-3.5%	-8.5%
2002	-9.8%	-14.5%	-16.2%	-22.1%
2003	35.6%	35.6%	40.1%	28.7%
2004	20.1%	16.5%	20.2%	10.9%
2005	5.8%	12.6%	12.7%	4.9%
2006	14.2%	10.3%	15.3%	15.8%
2007	-4.0%	8.0%	5.6%	5.5%
2008	-36.8%	-36.2%	-41.5%	-37.0%
2009	37.6%	37.4%	40.5%	26.5%
2010	20.5%	26.7%	25.5%	15.1%
2011	-1.3%	-1.7%	-1.6%	2.1%
2012	13.3%	17.9%	17.3%	16.0%
2013	26.2%	33.5%	34.8%	32.4%
2014	2.9%	9.8%	13.2%	13.7%
2015	-17.7%	-2.2%	-2.4%	1.4%
2016	16.4%	20.7%	13.8%	12.0%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2016 (Unaudited)

	AVE MARIA CATHOLIC VALUES FUND	S&P 400 INDEX	RUSSELL MIDCAP INDEX	S&P 500 INDEX
3 Years	-0.5%	9.0%	7.9%	8.9%
5 Years	7.1%	15.3%	14.7%	14.7%
10 Years	3.4%	9.2%	7.9%	7.0%
Since Inception (b)	6.3%	9.3%	8.8%	5.8%

(a)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2001.

(b)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2016.

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2016 (Unaudited)

Shares	Company	Market Value	% of Net Assets
100,000	MSC Industrial Direct Company, Inc. - Class A	$9,239,000	4.1%
50,000	Pioneer Natural Resources Company	9,003,500	4.0%
65,000	Laboratory Corporation of America Holdings	8,344,700	3.7%
260,000	ARRIS International plc	7,833,800	3.5%
100,000	Discover Financial Services	7,209,000	3.2%
100,000	HEICO Corporation - Class A	6,790,000	3.0%
120,000	Halliburton Company	6,490,800	2.9%
10,536	Alleghany Corporation	6,407,152	2.9%
60,000	Zimmer Biomet Holdings, Inc.	6,192,000	2.8%
20,000	Texas Pacific Land Trust	5,935,400	2.6%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	11.9%
Energy	11.7%
Financials	18.8%
Health Care	9.7%
Industrials	21.9%
Information Technology	15.0%
Materials	0.6%
Warrants	0.5%
Money Market Funds, Liabilities in Excess of Other Assets	9.9%
100.0%

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
December 31, 2016

COMMON STOCKS — 89.6%	Shares	Market Value
Consumer Discretionary — 11.9%
Diversified Consumer Services — 2.3%
Graham Holdings Company - Class B	5,000	$2,559,750
ServiceMaster Global Holdings, Inc. *	70,000	2,636,900
		5,196,650
Household Durables — 2.1%
Garmin Ltd.	60,000	2,909,400
PulteGroup, Inc.	100,000	1,838,000
		4,747,400
Internet & Direct Marketing Retail — 1.6%
Liberty Interactive Corporation QVC Group - Series A *	180,000	3,596,400

Media — 2.4%
Discovery Communications, Inc. - Series A *	200,000	5,482,000

Multi-Line Retail — 1.1%
Nordstrom, Inc.	50,000	2,396,500

Textiles, Apparel & Luxury Goods — 2.4%
VF Corporation	100,000	5,335,000

Energy — 11.7%
Energy Equipment & Services — 5.2%
Baker Hughes Incorporated	40,000	2,598,800
FMC Technologies, Inc. *	75,000	2,664,750
Halliburton Company	120,000	6,490,800
		11,754,350
Oil, Gas & Consumable Fuels — 6.5%
Noble Energy, Inc.	143,740	5,470,744
Pioneer Natural Resources Company	50,000	9,003,500
		14,474,244
Financials — 18.8%
Banks — 1.5%
Fifth Third Bancorp	125,000	3,371,250

Capital Markets — 3.6%
Dundee Corporation - Class A *	239,400	1,060,542
Federated Investors, Inc. - Class B	50,000	1,414,000
Moody's Corporation	60,000	5,656,200
		8,130,742
Consumer Finance — 3.2%
Discover Financial Services	100,000	7,209,000

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 89.6% (Continued)	Shares	Market Value
Financials — 18.8% (Continued)
Diversified Financial Services — 4.6%
Texas Pacific Land Trust	20,000	$5,935,400
Western Union Company (The)	200,000	4,344,000
		10,279,400
Insurance — 5.9%
Alleghany Corporation *	10,536	6,407,152
Reinsurance Group of America, Inc.	30,000	3,774,900
Unico American Corporation * #	282,945	3,041,659
		13,223,711
Health Care — 9.7%
Health Care Equipment & Supplies — 4.8%
Varian Medical Systems, Inc. *	50,000	4,489,000
Zimmer Biomet Holdings, Inc.	60,000	6,192,000
		10,681,000
Health Care Providers & Services — 3.7%
Laboratory Corporation of America Holdings *	65,000	8,344,700

Life Sciences Tools & Services — 1.2%
Waters Corporation *	20,000	2,687,800

Industrials — 21.9%
Aerospace & Defense — 3.0%
HEICO Corporation - Class A	100,000	6,790,000

Electrical Equipment — 3.9%
AMETEK, Inc.	110,000	5,346,000
Eaton Corporation plc	50,000	3,354,500
		8,700,500
Machinery — 6.3%
Colfax Corporation *	150,000	5,389,500
Donaldson Company, Inc.	90,000	3,787,200
Graco, Inc.	60,000	4,985,400
		14,162,100
Road & Rail — 2.5%
AMERCO	15,000	5,543,850

Trading Companies & Distributors — 6.2%
MSC Industrial Direct Company, Inc. - Class A	100,000	9,239,000
W.W. Grainger, Inc.	20,000	4,645,000
		13,884,000

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 89.6% (Continued)	Shares	Market Value
Information Technology — 15.0%
Communications Equipment — 3.5%
ARRIS International plc *	260,000	$7,833,800

Electronic Equipment, Instruments & Components — 3.9%
Arrow Electronics, Inc. *	75,000	5,347,500
Avnet, Inc.	70,000	3,332,700
		8,680,200
Internet Software & Services — 0.8%
Equinix, Inc.	4,948	1,768,465

IT Services — 4.2%
Cognizant Technology Solutions Corporation - Class A *	75,000	4,202,250
InterXion Holding N.V. *	150,000	5,260,500
		9,462,750
Software — 1.6%
ANSYS, Inc. *	40,000	3,699,600

Technology Hardware, Storage & Peripherals — 1.0%
Hewlett Packard Enterprise Company	100,000	2,314,000

Materials — 0.6%
Chemicals — 0.6%
H.B. Fuller Company	30,000	1,449,300

Total Common Stocks (Cost $157,291,350)		$201,198,712

WARRANTS — 0.5%	Shares	Market Value
Financials — 0.5%
Banks — 0.5%
PNC Financial Services Group, Inc. (The), expires 12/31/18 * (Cost $472,385)	25,000	$1,237,500

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 9.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.35% (a)	10,814,344	$10,814,344
Federated Treasury Obligations Fund - Institutional Shares, 0.36% (a)	10,774,343	10,774,343
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.30% (a)	573,356	573,356
Total Money Market Funds (Cost $22,162,043)		$22,162,043

Total Investments at Market Value — 100.0% (Cost $179,925,778)		$224,598,255

Liabilities in Excess of Other Assets — (0.0%) (b)		(5,007)

Net Assets — 100.0%		$224,593,248

*	Non-income producing security.

#	The Fund owned 5% or more of the company's outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).

(a)	The rate shown is the 7-day effective yield as of December 31, 2016.

(b)	Percentage rounds to less than 0.1%.

See notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders,

For 2016, the Ave Maria Growth Fund (the “Fund”) had a total return of 12.07% compared with the benchmark S&P 500 Index total return of 11.96%. In 2016, the Morningstar mid-cap growth peer group average total return was 6.0% and the large-cap growth peer group average total return was 3.2%. The Fund’s growth-at-a-reasonable-price (GARP) investment style continues to produce consistently favorable results. As of December 31, 2016, the Fund’s 10-year average annual total return was 7.97% compared with the S&P 500 Index average annual total return of 6.95%.

The Fund seeks to invest in companies with sustainable competitive advantages, above-average growth prospects, above-average margins, and low financial leverage. The aggregate return on equity of the Fund’s holdings as of year-end was 18.5% compared with 11.9% for the S&P 500 Index. The Fund generally avoids financial (banking, insurance) and energy (exploration/production, refining/marketing) companies because they lack sustainable competitive advantages, as evidenced by their low returns on equity. It is noteworthy that these two sectors contributed to nearly 40% of the S&P 500’s 12.0% return in 2016. So the Fund’s outperformance came from owning some of the best performers in other sectors, such as industrials, consumer, and healthcare.

Late in the year the Fund purchased a position in Ecolab, a producer and marketer of cleaning and sanitation products for the hospitality, healthcare, and industrial markets. Over 90% of Ecolab’s revenue is recurring, its products are a small percent of their customer’s budgets, and customers save money on labor, energy, and water using its products. These factors are helping Ecolab generate mid-single digit organic revenue growth with high incremental returns on equity. Ecolab is a great example of the type of companies in which we seek to invest, at a reasonable price.

We believe that our disciplined approach of investing in exceptional companies at attractive prices should continue generating favorable long-term results for Fund shareholders. We are delighted and honored that you are one of them.

With best regards,

Brian D. Milligan, CFA	Richard L. Platte, Jr., CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA GROWTH FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

in the Ave Maria Growth Fund and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-15 (as disclosed in May 1, 2016 prospectus)	1.17%*
Expense ratio for the year ended 12-31-16	1.17%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA GROWTH FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
2003(a)	23.4%	22.8%
2004	21.5%	10.9%
2005	0.3%	4.9%
2006	15.8%	15.8%
2007	11.6%	5.5%
2008	-32.1%	-37.0%
2009	26.4%	26.5%
2010	26.5%	15.1%
2011	0.5%	2.1%
2012	14.7%	16.0%
2013	31.5%	32.4%
2014	7.5%	13.7%
2015	-2.7%	1.4%
2016	12.1%	12.0%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2016 (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
3 Years	5.4%	8.9%
5 Years	12.1%	14.7%
10 Years	8.0%	7.0%
Since Inception (b)	10.2%	9.0%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2016.

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2016 (Unaudited)

Shares	Company	Market Value	% of Net Assets
270,000	Copart, Inc.	$14,960,700	4.3%
160,000	MSC Industrial Direct Company, Inc. - Class A	14,782,400	4.2%
220,000	Cognizant Technology Solutions Corporation - Class A	12,326,600	3.5%
130,000	Moody's Corporation	12,255,100	3.5%
145,000	Graco, Inc.	12,048,050	3.4%
115,000	MasterCard, Inc. - Class A	11,873,750	3.4%
242,600	AMETEK, Inc.	11,790,360	3.4%
165,000	Lowe's Companies, Inc.	11,734,800	3.3%
90,000	Laboratory Corporation of America Holdings	11,554,200	3.3%
75,000	Amgen, Inc.	10,965,750	3.1%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	24.1%
Energy	1.0%
Financials	6.9%
Health Care	16.7%
Industrials	33.2%
Information Technology	9.4%
Materials	2.8%
Money Market Funds, Other Assets in Excess of Liabilities	5.9%
100.0%

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
December 31, 2016

COMMON STOCKS — 94.1%	Shares	Market Value
Consumer Discretionary — 24.1%
Internet & Direct Marketing Retail — 1.0%
Priceline Group, Inc. (The) *	2,500	$3,665,150

Leisure Products — 1.2%
Polaris Industries, Inc.	50,000	4,119,500

Media — 7.7%
Discovery Communications, Inc. - Series A *	315,000	8,634,150
Omnicom Group, Inc.	125,000	10,638,750
Scripps Networks Interactive, Inc. - Class A	110,000	7,850,700
		27,123,600
Specialty Retail — 11.4%
Lowe's Companies, Inc.	165,000	11,734,800
Ross Stores, Inc.	150,000	9,840,000
Sally Beauty Holdings, Inc. *	220,000	5,812,400
TJX Companies, Inc. (The)	65,000	4,883,450
Tractor Supply Company	100,000	7,581,000
		39,851,650
Textiles, Apparel & Luxury Goods — 2.8%
VF Corporation	185,000	9,869,750

Energy — 1.0%
Energy Equipment & Services — 1.0%
Schlumberger Limited	40,000	3,358,000

Financials — 6.9%
Capital Markets — 3.5%
Moody's Corporation	130,000	12,255,100

Diversified Financial Services — 3.4%
MasterCard, Inc. - Class A	115,000	11,873,750

Health Care — 16.7%
Biotechnology — 3.1%
Amgen, Inc.	75,000	10,965,750

Health Care Equipment & Supplies — 7.7%
Danaher Corporation	101,500	7,900,760
Medtronic plc	145,000	10,328,350
Varian Medical Systems, Inc. *	97,000	8,708,660
		26,937,770

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.1% (Continued)	Shares	Market Value
Health Care — 16.7% (Continued)
Health Care Providers & Services — 3.3%
Laboratory Corporation of America Holdings *	90,000	$11,554,200

Health Care Technology — 2.6%
Cerner Corporation *	195,000	9,237,150

Industrials — 33.2%
Air Freight & Logistics — 6.1%
Expeditors International of Washington, Inc.	200,000	10,592,000
United Parcel Service, Inc. - Class B	95,000	10,890,800
		21,482,800
Commercial Services & Supplies — 4.8%
Copart, Inc. *	270,000	14,960,700
Rollins, Inc.	60,000	2,026,800
		16,987,500
Electrical Equipment — 6.2%
AMETEK, Inc.	242,600	11,790,360
Rockwell Automation, Inc.	75,000	10,080,000
		21,870,360
Industrial Conglomerates — 1.6%
Roper Technologies, Inc.	30,000	5,492,400

Machinery — 10.3%
Colfax Corporation *	270,000	9,701,100
Donaldson Company, Inc.	255,000	10,730,400
Fortive Corporation	50,750	2,721,723
Graco, Inc.	145,000	12,048,050
Toro Company (The)	15,000	839,250
		36,040,523
Trading Companies & Distributors — 4.2%
MSC Industrial Direct Company, Inc. - Class A	160,000	14,782,400

Information Technology — 9.4%
Internet Software & Services — 1.4%
Equinix, Inc.	14,000	5,003,740

IT Services — 5.9%
Accenture plc - Class A	70,000	8,199,100
Cognizant Technology Solutions Corporation - Class A *	220,000	12,326,600
		20,525,700

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.1% (Continued)	Shares	Market Value
Information Technology — 9.4% (Continued)
Software — 2.1%
ANSYS, Inc. *	80,000	$7,399,200

Materials — 2.8%
Chemicals — 2.8%
Ecolab, Inc.	10,000	1,172,200
Praxair, Inc.	75,000	8,789,250
		9,961,450

Total Common Stocks (Cost $248,742,407)		$330,357,443

MONEY MARKET FUNDS — 5.8%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.35% (a)	16,958,625	$16,958,625
Federated Treasury Obligations Fund - Institutional Shares, 0.36% (a)	3,374,813	3,374,813
Total Money Market Funds (Cost $20,333,438)		$20,333,438

Total Investments at Market Value — 99.9% (Cost $269,075,845)		$350,690,881

Other Assets in Excess of Liabilities — 0.1%		394,582

Net Assets — 100.0%		$351,085,463

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2016.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders,

2016 was a good year for the Ave Maria Rising Dividend Fund (the “Fund”) with a total return of 15.33%. This compares with 11.96% for the Standard & Poor’s 500 Index.

The Last Shall be First

Industrial, energy and financial stocks contributed strongly to performance in 2016. You may recall that in 2015, industrial and energy stocks performed poorly for a number of reasons. And while our financials, principally regional banks, contributed strongly to performance for the entirety of 2016, they began the year poorly. Poorly enough to be commented upon in our six month report in June. In that report, we enumerated all the negatives for the regional banks but concluded that the stocks were still attractive because of their improving fundamentals and low stock prices.

This propensity of certain issues to be alternately popular and then unpopular figures into our investment strategy and offers an opportunity to comment on our approach to managing the Fund. Simply stated, it turns on knowing what it is we’re looking for and then being opportunistic. In evaluating individual prospects, we start with the underlying operating fundamentals of the company. Is it well run? Is it capable of producing high returns on capital and equity? Is the balance sheet strong enough to withstand the inevitable downs of the business cycle? Will earnings growth enable higher dividends? These are the critical questions. (It goes without saying that they must also pass muster when it comes to our moral screens.)

Patience and Fortitude

Stock price also matters, and we seek to improve overall returns by purchasing intelligently. This requires patience, but given the ebb and flow of popularity for individual stocks, opportunity eventually presents itself. Not surprisingly, the best opportunities typically occur when a stock, or group of stocks, is out of favor. Being patient and contrarian in our thinking is key, but it requires fortitude. We sell only when fundamentals deteriorate, the company violates the moral screens, or the stock price gets significantly ahead of our estimate of its intrinsic value. It’s important to remember that for companies that are growing, intrinsic value grows as well.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

2016 Performance

Breaking out 2016 investment performance in detail reveals the strongest contributions to performance came from the following individual stocks: Microchip Technology, Inc. (semiconductors); Donaldson Company, Inc. (filtration systems); Halliburton Co. (oil service); and PNC Financial Services Group, Inc. (banking). Disappointments in terms of performance came from our holdings of: Zimmer Biomet Holdings, Inc. (orthopedic products); VF Corp. (apparel); and Amgen, Inc. (biotech), all of which we continue to believe have long-term investment merits.

And Beyond

2016 was a good year for equity investors, and there are reasons to be optimistic for the current year. Our research team remains resolute and confident that the exceptional companies held in the portfolio will continue to grow earnings and importantly, dividends. Each company has the demonstrated ability to survive and prosper under the worst of circumstances. To invest in companies with that potential and participate in that growth, remains the focus and purpose of the Ave Maria Rising Dividend Fund.

We appreciate your participation in the Fund.

Sincerely,

Richard L. Platte, Jr., CFA	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA RISING DIVIDEND FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Rising Dividend Fund and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-15 (as disclosed in May 1, 2016 prospectus)	0.92%*
Expense ratio for the year ended 12-31-16	0.92%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA RISING DIVIDEND FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX
2005(a)	6.7%	8.8%
2006	17.9%	15.8%
2007	-0.6%	5.5%
2008	-22.8%	-37.0%
2009	25.3%	26.5%
2010	17.9%	15.1%
2011	4.6%	2.1%
2012	13.9%	16.0%
2013	33.9%	32.4%
2014	9.3%	13.7%
2015	-5.9%	1.4%
2016	15.3%	12.0%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2016 (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX
3 Years	5.9%	8.9%
5 Years	12.6%	14.7%
10 Years	7.9%	7.0%
Since Inception (b)	8.9%	8.0%

(a)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2005.

(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2016.

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2016 (Unaudited)

Shares	Company	Market Value	% of Net Assets
1,000,000	Cisco Systems, Inc.	$30,220,000	3.6%
240,000	United Parcel Service, Inc. - Class B	27,513,600	3.3%
320,000	Omnicom Group, Inc.	27,235,200	3.3%
150,000	3M Company	26,785,500	3.2%
115,000	W.W. Grainger, Inc.	26,708,750	3.2%
475,000	Emerson Electric Company	26,481,250	3.2%
225,000	PNC Financial Services Group, Inc. (The)	26,316,000	3.2%
235,000	Norfolk Southern Corporation	25,396,450	3.1%
300,000	Schlumberger Limited	25,185,000	3.0%
350,000	Lowe's Companies, Inc.	24,892,000	3.0%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	19.0%
Consumer Staples	5.0%
Energy	7.4%
Financials	19.7%
Health Care	8.8%
Industrials	27.8%
Information Technology	4.8%
Materials	2.8%
Money Market Funds, Liabilities in Excess of Other Assets	4.7%
100.0%

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
December 31, 2016

COMMON STOCKS — 95.3%	Shares	Market Value
Consumer Discretionary — 19.0%
Auto Components — 0.4%
Adient plc *	50,141	$2,938,263

Leisure Products — 1.2%
Polaris Industries, Inc.	125,000	10,298,750

Media — 3.3%
Omnicom Group, Inc.	320,000	27,235,200

Specialty Retail — 11.2%
Lowe's Companies, Inc.	350,000	24,892,000
Ross Stores, Inc.	75,000	4,920,000
TJX Companies, Inc. (The)	275,000	20,660,750
Tractor Supply Company	250,000	18,952,500
Williams-Sonoma, Inc.	475,000	22,985,250
		92,410,500
Textiles, Apparel & Luxury Goods — 2.9%
VF Corporation	450,000	24,007,500

Consumer Staples — 5.0%
Beverages — 2.9%
Diageo plc - ADR	230,000	23,906,200

Food Products — 2.1%
Kraft Heinz Company (The)	200,000	17,464,000

Energy — 7.4%
Energy Equipment & Services — 5.0%
Halliburton Company	300,000	16,227,000
Schlumberger Limited	300,000	25,185,000
		41,412,000
Oil, Gas & Consumable Fuels — 2.4%
Exxon Mobil Corporation	220,000	19,857,200

Financials — 19.7%
Banks — 11.1%
BB&T Corporation	425,000	19,983,500
Fifth Third Bancorp	850,000	22,924,500
PNC Financial Services Group, Inc. (The)	225,000	26,316,000
U.S. Bancorp	450,000	23,116,500
		92,340,500

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 95.3% (Continued)	Shares	Market Value
Financials — 19.7% (Continued)
Capital Markets — 4.9%
Bank of New York Mellon Corporation (The)	500,000	$23,690,000
Moody's Corporation	175,000	16,497,250
		40,187,250
Consumer Finance — 1.1%
Discover Financial Services	125,000	9,011,250

Insurance — 2.6%
Chubb Limited	165,000	21,799,800

Health Care — 8.8%
Biotechnology — 2.9%
Amgen, Inc.	165,000	24,124,650

Health Care Equipment & Supplies — 5.9%
Medtronic plc	340,000	24,218,200
Zimmer Biomet Holdings, Inc.	240,000	24,768,000
		48,986,200
Industrials — 27.8%
Air Freight & Logistics — 3.3%
United Parcel Service, Inc. - Class B	240,000	27,513,600

Building Products — 2.5%
Johnson Controls International plc	501,420	20,653,490

Electrical Equipment — 3.2%
Emerson Electric Company	475,000	26,481,250

Industrial Conglomerates — 3.2%
3M Company	150,000	26,785,500

Machinery — 9.3%
Donaldson Company, Inc.	500,000	21,040,000
Dover Corporation	260,000	19,481,800
Graco, Inc.	200,000	16,618,000
Illinois Tool Works, Inc.	160,000	19,593,600
		76,733,400
Road & Rail — 3.1%
Norfolk Southern Corporation	235,000	25,396,450

Trading Companies & Distributors — 3.2%
W.W. Grainger, Inc.	115,000	26,708,750

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 95.3% (Continued)	Shares	Market Value
Information Technology — 4.8%
Communications Equipment — 3.6%
Cisco Systems, Inc.	1,000,000	$30,220,000

Semiconductors & Semiconductor Equipment — 1.2%
Microchip Technology, Inc.	150,000	9,622,500

Materials — 2.8%
Chemicals — 2.8%
Praxair, Inc.	200,000	23,438,000

Total Common Stocks (Cost $675,187,043)		$789,532,203

MONEY MARKET FUNDS — 4.7%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.35% (a) (Cost $39,363,200)	39,363,200	$39,363,200

Total Investments at Market Value — 100.0% (Cost $714,550,243)		$828,895,403

Liabilities in Excess of Other Assets — (0.0%) (b)		(246,175)

Net Assets — 100.0%		$828,649,228

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2016.

(b)	Percentage rounds to less than 0.1%.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholder:

The Ave Maria World Equity Fund (the “Fund”) had a total return of 8.71% for the year ended December 31, 2016. The S&P Global 1200 Index performed similarly, with a total return of 8.89% for the same period.

Globally, several big events occurred during 2016: an early collapse, then sustained rise in oil prices; the vote in the U.K. to exit the European Union (“Brexit”); the election of Donald Trump as President; and a 25 basis point increase in interest rates by the Federal Reserve (the “Fed”) in December. We are excited about the potential positives of the Trump Presidency including tax reform and a more favorable regulatory environment for business. We applaud the move by the Fed and hope to see continued gradual increases in interest rates.

While 2016 was a good year for the global developed equity markets, it was heavily influenced by the performance of the U.S. market (which carries an almost 60% weight in the S&P Global 1200). The S&P 500 was up 11.96% for the year on a total return basis (in USD), but the S&P Europe 350 was up only 0.52%, and the S&P Topix 150 (Japan) was up only 2.93%. So when looking at the attribution analysis for the Fund in 2016, it is not surprising to find that many of the top performers were U.S. based companies (four of the top five were St. Jude Medical, Inc., Reinsurance Group of America, Eaton Corporation plc, and Halliburton Company), while many of the bottom contributors were foreign based (four of the bottom five were Heineken N.V., Coca-Cola European Partners plc, AXA S.A., and Shire plc).

From a sector standpoint, the Fund’s performance was positively impacted by industrials, technology, health care, real estate and energy. Five industrial holdings were up over 20%, led by the aforementioned Eaton Corp., along with Emerson Electric Co., Siemens AG, Koninklijke Phillips Electronics N.V., and Canadian National Railway Company. Technology holdings also had a positive impact, with two holdings up over 30%, Taiwan Semiconductor Manufacturing and QUALCOMM, Inc. Energy holdings were driven by Halliburton, as well as Pioneer Natural Resources Company.

The Fund’s performance was negatively impacted by its consumer staples holdings. Coca-Cola European Partners was down the most. With no real bad news reported by the company, we believe the shares were primarily a casualty of sector rotation, with more defensive and dividend yield oriented areas like consumer staples under-performing more cyclical and interest rate sensitive sectors. Other staple holdings that were a victim of the rotation were Diageo plc and Heineken, two European beverage companies.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Five new positions, all of which comply with our moral screens, have been added to the Fund since June 30, 2016: AMETEK, Inc. (electrical components & equipment), Coca-Cola European Partners (soft drinks bottler), FirstService Corporation (real estate services), Royal Dutch Shell (integrated energy), and Zimmer Biomet Holdings, Inc. (medical devices). Four positions were eliminated; EMC Corporation and St. Jude Medical, Inc., which were both to be acquired, as well as Polaris Industries, Inc. and United Technologies Corporation, which were sold in favor of what we believe to be more attractive investment opportunities.

As of December 31, 2016, the Fund’s geographic weightings versus the S&P Global 1200 Index were approximately:

	Ave Maria World Equity Fund	S&P Global 1200 Index
Americas	54.5%	63.1%
Europe Developed	17.9%	15.9%
United Kingdom	14.1%	6.6%
Japan	5.9%	7.8%
Asia Developed	0.0%	2.0%
Asia Emerging	2.7%	2.0%
Australasia	0.0%	2.6%
Cash Equivalents	4.9%	—

We are optimistic about 2017, as we continue to carefully implement our strategy of focusing on what we consider to be higher quality, larger capitalization, globally oriented, and attractively valued companies. Thank you for your continued interest in the Ave Maria World Equity Fund.

Joseph W. Skornicka, CFA	Robert C. Schwartz, CFP
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA WORLD EQUITY FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria World Equity Fund and the S&P 1200 Global Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2016.

Expense Ratio information as of:	Year Ended 12-31-15 (as disclosed in May 1, 2016 prospectus)	Year Ended 12-31-16
Gross	1.50%*	1.45%
Net	1.25%*	1.33%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA WORLD EQUITY FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA WORLD EQUITY FUND	S&P 1200 GLOBAL INDEX
2010(a)	12.4%	8.5%
2011	-9.6%	-5.1%
2012	13.8%	16.8%
2013	23.5%	25.8%
2014	0.5%	5.4%
2015	-4.8%	-0.9%
2016	8.7%	8.9%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2016 (Unaudited)

	AVE MARIA WORLD EQUITY FUND	S&P 1200 GLOBAL INDEX
3 Years	1.3%	4.4%
5 Years	7.9%	10.8%
Since Inception(b)	6.1%	8.5%

(a)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2010.

(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2016.

AVE MARIA WORLD EQUITY FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2016 (Unaudited)

Shares	Company	Market Value	% of Net Assets
36,000	Citigroup, Inc.	$2,139,480	4.7%
11,000	Shire plc - ADR	1,874,180	4.1%
17,700	Zimmer Biomet Holdings, Inc.	1,826,640	4.0%
24,000	TE Connectivity Ltd.	1,662,720	3.6%
12,000	Chubb Limited	1,585,440	3.4%
21,619	Medtronic plc	1,539,921	3.3%
48,500	Coca-Cola European Partners plc	1,522,900	3.3%
81,500	Bridgestone Corporation - ADR	1,471,075	3.2%
14,000	Diageo plc - ADR	1,455,160	3.2%
20,000	Lowe's Companies, Inc.	1,422,400	3.1%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	12.8%
Consumer Staples	13.7%
Energy	9.6%
Financials	17.5%
Health Care	13.0%
Industrials	13.6%
Information Technology	11.4%
Materials	0.4%
Real Estate	1.0%
Telecommunication Services	2.1%
Money Market Funds, Other Assets in Excess of Liabilities	4.9%
100.0%

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2016

COMMON STOCKS — 95.1%	Shares	Market Value
Consumer Discretionary — 12.8%
Auto Components — 3.2%
Bridgestone Corporation - ADR	81,500	$1,471,075

Automobiles — 2.7%
Toyota Motor Corporation - ADR	10,600	1,242,320

Media — 3.8%
Discovery Communications, Inc. - Series A *	22,500	616,725
WPP plc - ADR	10,500	1,161,930
		1,778,655
Specialty Retail — 3.1%
Lowe's Companies, Inc.	20,000	1,422,400

Consumer Staples — 13.7%
Beverages — 8.9%
Coca-Cola European Partners plc	48,500	1,522,900
Diageo plc - ADR	14,000	1,455,160
Heineken N.V. - ADR	30,000	1,122,300
		4,100,360
Food Products — 4.8%
Mondelēz International, Inc. - Class A	26,000	1,152,580
Nestlé S.A. - ADR	14,500	1,040,230
		2,192,810
Energy — 9.6%
Energy Equipment & Services — 5.0%
Halliburton Company	25,000	1,352,250
Schlumberger Limited	11,000	923,450
		2,275,700
Oil, Gas & Consumable Fuels — 4.6%
Exxon Mobil Corporation	7,700	695,002
Pioneer Natural Resources Company	5,400	972,378
Royal Dutch Shell plc - Class B - ADR	8,000	463,760
		2,131,140
Financials — 17.5%
Banks — 4.7%
Citigroup, Inc.	36,000	2,139,480

Capital Markets — 1.5%
Brookfield Asset Management, Inc. - Class A	21,000	693,210

Consumer Finance — 1.9%
Discover Financial Services	12,300	886,707

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 95.1% (Continued)	Shares	Market Value
Financials — 17.5% (Continued)
Diversified Financial Services — 1.6%
Western Union Company (The)	33,500	$727,620

Insurance — 7.8%
AXA S.A. - ADR	55,000	1,386,000
Chubb Limited	12,000	1,585,440
Reinsurance Group of America, Inc.	5,000	629,150
		3,600,590
Health Care — 13.0%
Biotechnology — 1.6%
Amgen, Inc.	5,000	731,050

Health Care Equipment & Supplies — 7.3%
Medtronic plc	21,619	1,539,921
Zimmer Biomet Holdings, Inc.	17,700	1,826,640
		3,366,561
Pharmaceuticals — 4.1%
Shire plc - ADR	11,000	1,874,180

Industrials — 13.6%
Electrical Equipment — 5.7%
AMETEK, Inc.	18,500	899,100
Eaton Corporation plc	18,700	1,254,583
Emerson Electric Company	8,000	446,000
		2,599,683
Industrial Conglomerates — 5.3%
Koninklijke Philips N.V.	42,008	1,284,185
Siemens AG - ADR	9,500	1,162,990
		2,447,175
Road & Rail — 2.6%
Canadian National Railway Company	18,000	1,213,200

Information Technology — 11.4%
Electronic Equipment, Instruments & Components — 3.6%
TE Connectivity Ltd.	24,000	1,662,720

Internet Software & Services — 1.5%
Equinix, Inc.	2,000	714,820

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 95.1% (Continued)	Shares	Market Value
Information Technology — 11.4% (Continued)
IT Services — 2.7%
Accenture plc - Class A	5,000	$585,650
InterXion Holding N.V. *	19,000	666,330
		1,251,980
Semiconductors & Semiconductor Equipment — 3.6%
QUALCOMM Incorporated	6,500	423,800
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	42,500	1,221,875
		1,645,675
Materials — 0.4%
Chemicals — 0.4%
International Flavors & Fragrances, Inc.	1,500	176,745

Real Estate — 1.0%
Real Estate Management & Development — 1.0%
FirstService Corporation	10,000	474,800

Telecommunication Services — 2.1%
Diversified Telecommunication Services — 2.1%
Level 3 Communications, Inc. *	17,000	958,120

Total Common Stocks (Cost $38,869,881)		$43,778,776

MONEY MARKET FUNDS — 4.4%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.35% (a) (Cost $2,022,745)	2,022,745	$2,022,745

Total Investments at Market Value — 99.5% (Cost $40,892,626)		$45,801,521

Other Assets in Excess of Liabilities — 0.5%		228,140

Net Assets — 100.0%		$46,029,661

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2016.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
SUMMARY OF COMMON STOCKS BY COUNTRY
December 31, 2016 (Unaudited)

Country	Value	% of Net Assets
United States *	$22,736,891	49.4%
United Kingdom	6,477,930	14.1%
Netherlands	3,072,815	6.7%
Japan	2,713,395	5.9%
Switzerland	2,625,670	5.7%
Canada	2,381,210	5.1%
France	1,386,000	3.0%
Taiwan	1,221,875	2.7%
Germany	1,162,990	2.5%
	$43,778,776	95.1%

*	Includes companies deemed to be a “non-U.S. company” as defined in the Fund’s prospectus as the company has at least 50% of its revenues or operations outside of the United States.

See notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

In 2016, the Ave Maria Bond Fund (“the Fund”) had a total return of 4.54% vs. 2.08% for the Bloomberg Barclays Intermediate U.S. Government/Credit Index. Interest rates, which drive bond prices, were all over the map last year. The ten-year U.S. Treasury yield started 2016 at 2.28% and steadily declined into July, when it hit its all-time intraday low of 1.36%. From there, rates rose modestly until Election Day. At that point, investors woke up with hopes of tax decreases (both personal and corporate), massive fiscal stimulus through infrastructure spending, repatriation of foreign earnings by domestic companies, deregulation of many industries (especially financials), and the repeal or reduction of the Affordable Care Act. The thought of some of these pro-growth policies coming to fruition sent interest rates higher with the ten-year U.S. Treasury ending the year yielding 2.43% and stocks soaring.

The economic picture gradually improved in 2016, as Real GDP grew at 1.7% and unemployment fell to 4.6%. Inflation, excluding food and energy, is currently registering 2.1%, right at the Federal Reserve’s (the “Fed”) target of 2%. The Fed increased the Fed Funds’ rate once in 2016 by 25 basis points, or 0.25%, though less than the four originally forecasted for the year. For 2017, the Fed is indicating three increases at 25 basis points each.

Around the world, Central Banks have continued their “pedal-to-the-metal” monetary policies that have driven some interest rates below zero. In September, a record $13.3 trillion in global debt carried a negative yield. The European Central Bank has extended its Quantitative Easing program into April, at which point it will reassess the effects of these policies. Hopefully they will realize that negative rates and other extreme monetary policies have done more harm than good.

Corporate bonds fared especially well in 2016. For many of the same reasons the stock market went up, corporate credit spreads tightened. At the end of 2016, corporate credit spreads were below their long-term average. In that context, we have modestly increased the weight of U.S. Treasuries in the Fund.

In reviewing the performance of the Fund, the three top-performing assets were the common stocks of Texas Instruments, Inc. (semiconductor devices), Fifth Third Bancorp (regional bank), and Microchip, Inc. (semiconductor devices). The Fund’s worst-performing assets were the common stock of Williams-Sonoma, Inc. (home products stores), and the bonds of MasterCard, Inc. (consumer finance) and Ross Stores, Inc. (specialty apparel stores).

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

The Fund continues to be managed in a conservative manner, and has generated no down years since the inception of the Fund in 2003. With interest rates still low by historical standards, we continue to keep the average bond maturity low and credit quality high. Dividend-paying common stocks once again contributed positively to the performance of the Fund, and we believe they offer an attractive combination of income and potential capital appreciation.

Your participation in the Fund is appreciated.

Brandon S. Scheitler	Richard L. Platte, Jr., CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA BOND FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Bond Fund and the Bloomberg Barclays

U.S. Intermediate Government/Credit Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-15 (as disclosed in May 1, 2016 prospectus)	0.51%*
Expense ratio for the year ended 12-31-16	0.50%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA BOND FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA BOND FUND	BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
2003(a)	2.4%	1.9%
2004	5.1%	3.0%
2005	1.4%	1.6%
2006	6.0%	4.1%
2007	4.8%	7.4%
2008	0.3%	5.1%
2009	10.2%	5.2%
2010	6.7%	5.9%
2011	3.3%	5.8%
2012	4.6%	3.9%
2013	6.1%	-0.9%
2014	2.2%	3.1%
2015	0.7%	1.1%
2016	4.5%	2.1%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2016 (Unaudited)

	AVE MARIA BOND FUND	BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
3 Years	2.5%	2.1%
5 Years	3.6%	1.9%
10 Years	4.3%	3.8%
Since Inception(b)	4.2%	3.6%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2016.

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS*
December 31, 2016 (Unaudited)

Par Value	Holding	Market Value	% of Net Assets
$5,000,000	U.S. Treasury Notes, 3.875%, due 05/15/18	$5,195,115	2.1%
5,000,000	U.S. Treasury Notes, 3.500%, due 02/15/18	5,140,235	2.1%
2,500,000	U.S. Treasury Bonds, 8.000%, due 11/15/21	3,201,952	1.3%
3,000,000	U.S. Treasury Notes, 3.500%, due 05/15/20	3,188,790	1.3%
3,000,000	U.S. Treasury Notes, 2.625%, due 11/15/20	3,100,782	1.2%
3,000,000	Lowe's Companies, Inc., 3.120%, due 04/15/22	3,073,563	1.2%
3,000,000	U.S. Treasury Notes, 2.500%, due 08/15/23	3,053,202	1.2%
3,000,000	U.S. Treasury Notes, 4.500%, due 05/15/17	3,041,952	1.2%
3,000,000	U.S. Treasury Notes, 2.375%, due 07/31/17	3,028,827	1.2%
3,000,000	U.S. Treasury Notes, 2.125%, due 09/30/21	3,026,601	1.2%

*	Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

% of Net Assets
U.S. TREASURY OBLIGATIONS
U.S. Treasuries	36.8%

CORPORATE BONDS
Sector
Consumer Discretionary	4.8%
Consumer Staples	12.0%
Energy	4.3%
Financials	3.4%
Health Care	2.3%
Industrials	9.1%
Information Technology	3.0%
Materials	1.0%
Utilities	1.0%

COMMON STOCKS
Sector
Consumer Discretionary	3.2%
Consumer Staples	1.0%
Energy	2.8%
Financials	2.6%
Health Care	1.1%
Industrials	4.5%
Information Technology	2.4%
Materials	1.2%

MONEY MARKET FUNDS, OTHER ASSETS IN EXCESS OF LIABILITIES	3.5%
100.0%

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2016

U.S. TREASURY OBLIGATIONS — 36.8%	Par Value	Market Value
U.S. Treasury Bonds — 2.3%
8.125%, due 05/15/21	$2,000,000	$2,524,062
8.000%, due 11/15/21	2,500,000	3,201,952
		5,726,014
U.S. Treasury Inflation-Protected Notes — 2.3%
2.625%, due 07/15/17	1,166,280	1,194,161
0.125%, due 04/15/18	2,091,360	2,110,381
1.125%, due 01/15/21	2,209,980	2,318,413
		5,622,955
U.S. Treasury Notes — 32.2%
0.875%, due 01/31/17	3,000,000	3,001,194
4.625%, due 02/15/17	3,000,000	3,014,706
1.000%, due 03/31/17	2,500,000	2,503,095
0.875%, due 04/30/17	2,500,000	2,502,858
4.500%, due 05/15/17	3,000,000	3,041,952
2.375%, due 07/31/17	3,000,000	3,028,827
0.625%, due 09/30/17	2,500,000	2,496,485
0.750%, due 10/31/17	3,000,000	2,997,306
0.875%, due 11/15/17	3,000,000	3,000,117
0.750%, due 12/31/17	2,000,000	1,996,718
0.875%, due 01/15/18	3,000,000	2,998,593
3.500%, due 02/15/18	5,000,000	5,140,235
3.875%, due 05/15/18	5,000,000	5,195,115
1.125%, due 06/15/18	3,000,000	3,002,931
1.375%, due 07/31/18	2,000,000	2,008,906
1.500%, due 01/31/19	3,000,000	3,016,290
1.625%, due 04/30/19	3,000,000	3,023,436
1.000%, due 11/15/19	3,000,000	2,963,907
1.500%, due 11/30/19	3,000,000	3,006,210
1.250%, due 01/31/20	3,000,000	2,977,968
1.375%, due 02/29/20	2,000,000	1,990,468
3.500%, due 05/15/20	3,000,000	3,188,790
2.625%, due 11/15/20	3,000,000	3,100,782
2.375%, due 12/31/20	2,000,000	2,048,828
2.125%, due 09/30/21	3,000,000	3,026,601
1.500%, due 01/31/22	3,000,000	2,932,266
2.500%, due 08/15/23	3,000,000	3,053,202
		80,257,786

Total U.S. Treasury Obligations (Cost $91,954,275)		$91,606,755

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 40.9%	Par Value	Market Value
Consumer Discretionary — 4.8%
Lowe's Companies, Inc., 3.120%, due 04/15/22	$3,000,000	$3,073,563
McDonald's Corporation, 5.350%, due 03/01/18	2,000,000	2,084,258
Ross Stores, Inc., 3.375%, due 09/15/24	2,000,000	2,015,270
TJX Companies, Inc. (The), 2.750%, due 06/15/21	2,305,000	2,344,969
VF Corporation, 5.950%, due 11/01/17	2,270,000	2,353,529
		11,871,589
Consumer Staples — 12.0%
Coca-Cola Company (The), 1.650%, due 11/01/18	1,500,000	1,505,994
Coca-Cola Company (The), 3.300%, due 09/01/21	2,000,000	2,086,992
Colgate-Palmolive Company, 2.450%, due 11/15/21	3,000,000	3,012,303
Colgate-Palmolive Company, 1.950%, due 02/01/23	2,263,000	2,175,474
Colgate-Palmolive Company, 3.250%, due 03/15/24	795,000	821,853
Dr Pepper Snapple Group, Inc., 3.200%, due 11/15/21	2,000,000	2,048,752
Hershey Company (The), 2.625%, due 05/01/23	2,831,000	2,788,872
Hormel Foods Corporation, 4.125%, due 04/15/21	2,000,000	2,145,398
J.M. Smucker Company (The), 3.500%, due 10/15/21	2,000,000	2,079,040
Kellogg Company, 4.150%, due 11/15/19	2,042,000	2,152,425
Kimberly-Clark Corporation, 6.125%, due 08/01/17	1,475,000	1,517,551
Kimberly-Clark Corporation, 2.400%, due 03/01/22	2,311,000	2,293,221
McCormick & Company, Inc., 3.900%, due 07/15/21	2,500,000	2,624,630
McCormick & Company, Inc., 3.500%, due 09/01/23	2,500,000	2,560,743
		29,813,248
Energy — 4.3%
ConocoPhillips, 1.050%, due 12/15/17	1,750,000	1,741,049
Exxon Mobil Corporation, 2.397%, due 03/06/22	2,000,000	1,989,770
Exxon Mobil Corporation, 3.176%, due 03/15/24	1,634,000	1,654,018
Occidental Petroleum Corporation, 3.125%, due 02/15/22	2,940,000	3,004,980
Occidental Petroleum Corporation, 2.700%, due 02/15/23	2,350,000	2,327,219
		10,717,036
Financials — 3.4%
Bank of New York Mellon Corporation (The), 2.100%, due 08/01/18	1,000,000	1,007,965
MasterCard, Inc., 2.000%, due 04/01/19	2,000,000	2,012,666
MasterCard, Inc., 3.375%, due 04/01/24	2,300,000	2,365,766
PACCAR Financial Corporation, 1.600%, due 03/15/17	2,000,000	2,002,380
U.S. Bancorp, 2.200%, due 04/25/19	1,173,000	1,183,013
		8,571,790

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 40.9% (Continued)	Par Value	Market Value
Health Care — 2.3%
Amgen, Inc., 3.875%, due 11/15/21	$2,108,000	$2,206,690
Stryker Corporation, 4.375%, due 01/15/20	1,000,000	1,064,765
Zimmer Holdings, Inc., 4.625%, due 11/30/19	2,310,000	2,443,142
		5,714,597
Industrials — 9.1%
3M Company, 1.000%, due 06/26/17	2,000,000	1,998,244
3M Company, 2.000%, due 06/26/22	1,073,000	1,051,798
Emerson Electric Company, 5.250%, due 10/15/18	1,600,000	1,702,597
Emerson Electric Company, 4.250%, due 11/15/20	2,109,000	2,268,695
Illinois Tool Works, Inc., 1.950%, due 03/01/19	2,000,000	2,010,320
Illinois Tool Works, Inc., 6.250%, due 04/01/19	1,000,000	1,093,778
John Deere Capital Corporation, 1.400%, due 03/15/17	1,700,000	1,701,690
John Deere Capital Corporation, 1.700%, due 01/15/20	2,000,000	1,977,052
Norfolk Southern Corporation, 5.750%, due 04/01/18	885,000	929,228
Norfolk Southern Corporation, 5.900%, due 06/15/19	441,000	481,147
Snap-on, Inc., 6.125%, due 09/01/21	2,000,000	2,308,130
Union Pacific Corporation, 2.250%, due 02/15/19	2,000,000	2,015,764
United Parcel Service, Inc., 5.500%, due 01/15/18	1,500,000	1,563,297
United Parcel Service, Inc., 5.125%, due 04/01/19	1,500,000	1,610,842
		22,712,582
Information Technology — 3.0%
CA, Inc., 5.375%, due 12/01/19	1,000,000	1,080,040
CA, Inc., 4.500%, due 08/15/23	2,000,000	2,083,012
Cisco Systems, Inc., 4.450%, due 01/15/20	606,000	649,473
National Semiconductor Corporation, 6.600%, due 06/15/17	1,605,000	1,644,884
Texas Instruments, Inc., 1.650%, due 08/03/19	2,000,000	1,995,514
		7,452,923
Materials — 1.0%
Praxair, Inc., 2.250%, due 09/24/20	2,000,000	1,995,442
Praxair, Inc., 4.050%, due 03/15/21	500,000	531,508
		2,526,950
Utilities — 1.0%
Consolidated Edison Company of New York, Inc., 6.650%, due 04/01/19	800,000	882,536
Georgia Power Company, 4.250%, due 12/01/19	1,500,000	1,592,379
		2,474,915

Total Corporate Bonds (Cost $102,037,780)		$101,855,630

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 18.8%	Shares	Market Value
Consumer Discretionary — 3.2%
Media — 1.0%
Omnicom Group, Inc.	30,000	$2,553,300

Specialty Retail — 1.1%
Williams-Sonoma, Inc.	55,000	2,661,450

Textiles, Apparel & Luxury Goods — 1.1%
VF Corporation	50,000	2,667,500

Consumer Staples — 1.0%
Beverages — 1.0%
Diageo plc - ADR	25,000	2,598,500

Energy — 2.8%
Oil, Gas & Consumable Fuels — 2.8%
Exxon Mobil Corporation	30,000	2,707,800
Occidental Petroleum Corporation	20,000	1,424,600
Royal Dutch Shell plc - Class B - ADR	48,500	2,811,545
		6,943,945
Financials — 2.6%
Banks — 1.8%
Fifth Third Bancorp	110,000	2,966,700
PNC Financial Services Group, Inc. (The)	14,000	1,637,440
		4,604,140
Insurance — 0.8%
Chubb Limited	15,000	1,981,800

Health Care — 1.1%
Biotechnology — 1.1%
Amgen, Inc.	19,000	2,777,990

Industrials — 4.5%
Air Freight & Logistics — 0.9%
United Parcel Service, Inc. - Class B	20,000	2,292,800

Electrical Equipment — 1.1%
Emerson Electric Company	50,000	2,787,500

Industrial Conglomerates — 0.8%
3M Company	11,000	1,964,270

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 18.8% (Continued)	Shares	Market Value
Industrials — 4.5% (Continued)
Road & Rail — 0.6%
Norfolk Southern Corporation	13,500	$1,458,945

Trading Companies & Distributors — 1.1%
Fastenal Company	55,000	2,583,900

Information Technology — 2.4%
Communications Equipment — 1.0%
Cisco Systems, Inc.	80,000	2,417,600

Semiconductors & Semiconductor Equipment — 1.4%
Microchip Technology, Inc.	15,000	962,250
Texas Instruments, Inc.	35,000	2,553,950
		3,516,200
Materials — 1.2%
Chemicals — 1.2%
Praxair, Inc.	25,000	2,929,750

Total Common Stocks (Cost $40,912,450)		$46,739,590

MONEY MARKET FUNDS — 2.5%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.35% (a) (Cost $6,259,115)	6,259,115	$6,259,115

Total Investments at Market Value — 99.0% (Cost $241,163,620)		$246,461,090

Other Assets in Excess of Liabilities — 1.0%		2,510,174

Net Assets — 100.0%		$248,971,264

ADR - American Depositary Receipt.

(a) The rate shown is the 7-day effective yield as of December 31, 2016.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2016

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$178,818,686	$269,075,845	$714,550,243
At market value (Note 1)	$221,556,596	$350,690,881	$828,895,403
Affiliated investment, at market value (Cost $1,107,092) (Note 5)	3,041,659	—	—
Cash	30,600	—	—
Receivable for investment securities sold	403,277	—	2,950,021
Receivable for capital shares sold	129,133	1,184,269	2,005,749
Dividends receivable	60,976	183,636	1,124,900
Other assets	20,941	31,896	63,351
TOTAL ASSETS	225,243,182	352,090,682	835,039,424

LIABILITIES
Payable for investment securities purchased	—	—	2,858,179
Payable for capital shares redeemed	80,351	113,944	1,856,834
Payable to Adviser (Note 2)	524,459	828,322	1,549,731
Payable to administrator (Note 2)	25,980	39,228	83,136
Other accrued expenses	19,144	23,725	42,316
TOTAL LIABILITIES	649,934	1,005,219	6,390,196

NET ASSETS	$224,593,248	$351,085,463	$828,649,228

NET ASSETS CONSIST OF:
Paid-in capital	$179,996,835	$269,528,294	$714,280,381
Undistributed net investment income	—	325	23,687
Accumulated net realized losses from security transactions	(76,064)	(58,192)	—
Net unrealized appreciation on investments	44,672,477	81,615,036	114,345,160
NET ASSETS	$224,593,248	$351,085,463	$828,649,228
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,747,444	13,279,050	49,365,991
Net asset value, offering price and redemption price per share (Note 1)	$19.12	$26.44	$16.79

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2016 (Continued)

	Ave Maria World Equity Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At cost	$40,892,626	$241,163,620
At market value (Note 1)	$45,801,521	$246,461,090
Cash	4,266	—
Receivable for investment securities sold	581,100	2,500,000
Receivable for capital shares sold	457,324	1,171,581
Dividends and interest receivable	78,286	1,457,188
Other assets	9,477	25,540
TOTAL ASSETS	46,931,974	251,615,399

LIABILITIES
Payable for investment securities purchased	695,941	2,101,936
Payable for capital shares redeemed	101,812	312,714
Payable to Adviser (Note 2)	86,938	187,151
Payable to administrator (Note 2)	5,270	20,488
Other accrued expenses	12,352	21,846
TOTAL LIABILITIES	902,313	2,644,135

NET ASSETS	$46,029,661	$248,971,264

NET ASSETS CONSIST OF:
Paid-in capital	$41,120,766	$243,667,431
Undistributed net investment income	—	6,363
Net unrealized appreciation on investments	4,908,895	5,297,470
NET ASSETS	$46,029,661	$248,971,264
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,491,597	22,254,937
Net asset value, offering price and redemption price per share (Note 1)	$13.18	$11.19

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2016

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$2,206,415	$4,121,918	$19,872,168
Foreign withholding taxes on dividends	—	—	(25,071)
TOTAL INCOME	2,206,415	4,121,918	19,847,097

EXPENSES
Investment advisory fees (Note 2)	1,991,507	3,119,411	5,863,882
Administration, accounting and transfer agent fees (Note 2)	283,808	432,872	922,131
Legal and audit fees	54,729	51,261	74,757
Trustees’ fees and expenses (Note 2)	49,892	49,892	49,892
Postage and supplies	44,439	61,793	90,541
Registration and filing fees	24,723	32,246	39,366
Custodian and bank service fees	14,226	20,811	48,516
Insurance expense	12,923	17,436	42,664
Advisory board fees and expenses (Note 2)	12,894	12,894	12,894
Compliance service fees and expenses (Note 2)	7,269	11,471	27,209
Printing of shareholder reports	6,924	8,259	11,555
Other expenses	18,416	20,966	42,684
TOTAL EXPENSES	2,521,750	3,839,312	7,226,091

NET INVESTMENT INCOME (LOSS)	(315,335)	282,606	12,621,006

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	759,085	19,911,248	41,833,619
Net change in unrealized appreciation (depreciation) on unaffiliated investments	31,168,016	16,379,060	56,390,612
Net change in unrealized appreciation on affiliated investment (Note 5)	234,845	—	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	32,161,946	36,290,308	98,224,231

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,846,611	$36,572,914	$110,845,237

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2016 (Continued)

	Ave Maria World Equity Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$829,180	$1,172,022
Foreign withholding taxes on dividends	(50,172)	—
Interest	—	3,147,100
TOTAL INCOME	779,008	4,319,122

EXPENSES
Investment advisory fees (Note 2)	404,266	703,110
Administration, accounting and transfer agent fees (Note 2)	57,623	235,023
Legal and audit fees	36,022	46,090
Trustees’ fees and expenses (Note 2)	49,892	49,892
Postage and supplies	13,456	29,595
Registration and filing fees	23,353	35,292
Custodian and bank service fees	4,014	14,822
Insurance expense	2,577	11,891
Advisory board fees and expenses (Note 2)	12,894	12,894
Compliance service fees and expenses (Note 2)	1,482	8,148
Printing of shareholder reports	2,165	4,458
Other expenses	10,069	29,107
TOTAL EXPENSES	617,813	1,180,322
Less fee reductions by the Adviser (Note 2)	(52,827)	—
NET EXPENSES	564,986	1,180,322

NET INVESTMENT INCOME	214,022	3,138,800

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	662,978	3,861,048
Net change in unrealized appreciation (depreciation) on investments	2,783,627	3,234,642
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	3,446,605	7,095,690

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,660,627	$10,234,490

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS
Net investment income (loss)	$(315,335)	$141,330
Net realized gains (losses) from security transactions	759,085	(246,314)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	31,168,016	(45,665,271)
Net change in unrealized appreciation (depreciation) on affiliated investment (Note 5)	234,845	(517,790)
Net increase (decrease) in net assets resulting from operations	31,846,611	(46,288,045)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net investment income	—	(140,481)
From net realized gains on investments	—	(119,860)
Decrease in net assets from distributions to shareholders	—	(260,341)

FROM CAPITAL SHARE TRANSACTIONS
Net assets received in conjunction with fund merger (Note 1)	—	36,285,741
Proceeds from shares sold	18,785,042	18,561,949
Reinvestment of distributions to shareholders	—	244,520
Payments for shares redeemed	(37,917,350)	(43,454,457)
Net increase (decrease) in net assets from capital share transactions	(19,132,308)	11,637,753

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,714,303	(34,910,633)

NET ASSETS
Beginning of year	211,878,945	246,789,578
End of year	$224,593,248	$211,878,945

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares received in conjunction with fund merger (Note 1)	—	1,858,403
Shares sold	1,082,577	975,841
Shares issued in reinvestment of distributions to shareholders	—	14,810
Shares redeemed	(2,236,079)	(2,305,573)
Net increase (decrease) in shares outstanding	(1,153,502)	543,481
Shares outstanding, beginning of year	12,900,946	12,357,465
Shares outstanding, end of year	11,747,444	12,900,946

See notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS
Net investment income	$282,606	$750,055
Net realized gains from security transactions	19,911,248	26,341,032
Net change in unrealized appreciation (depreciation) on investments	16,379,060	(35,373,175)
Net increase (decrease) in net assets resulting from operations	36,572,914	(8,282,088)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net investment income	(282,071)	(750,152)
From net realized gains on investments	(19,859,026)	(26,393,498)
Decrease in net assets from distributions to shareholders	(20,141,097)	(27,143,650)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	66,665,565	53,372,551
Reinvestment of distributions to shareholders	19,003,389	25,479,551
Payments for shares redeemed	(51,134,124)	(47,147,747)
Net increase in net assets from capital share transactions	34,534,830	31,704,355

TOTAL INCREASE (DECREASE) IN NET ASSETS	50,966,647	(3,721,383)

NET ASSETS
Beginning of year	300,118,816	303,840,199
End of year	$351,085,463	$300,118,816

UNDISTRIBUTED NET INVESTMENT INCOME	$325	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,491,544	1,877,497
Shares issued in reinvestment of distributions to shareholders	716,031	1,010,692
Shares redeemed	(1,922,757)	(1,653,370)
Net increase in shares outstanding	1,284,818	1,234,819
Shares outstanding, beginning of year	11,994,232	10,759,413
Shares outstanding, end of year	13,279,050	11,994,232

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS
Net investment income	$12,621,006	$11,308,513
Net realized gains from security transactions	41,833,619	40,146,505
Net change in unrealized appreciation (depreciation) on investments	56,390,612	(101,327,744)
Net increase (decrease) in net assets resulting from operations	110,845,237	(49,872,726)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net investment income	(12,909,764)	(10,933,195)
From net realized gains on investments	(41,895,923)	(40,147,214)
Decrease in net assets from distributions to shareholders	(54,805,687)	(51,080,409)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	147,667,667	170,712,568
Reinvestment of distributions to shareholders	49,246,521	46,076,735
Payments for shares redeemed	(175,194,379)	(213,041,809)
Net increase in net assets from capital share transactions	21,719,809	3,747,494

TOTAL INCREASE (DECREASE) IN NET ASSETS	77,759,359	(97,205,641)

NET ASSETS
Beginning of year	750,889,869	848,095,510
End of year	$828,649,228	$750,889,869

UNDISTRIBUTED NET INVESTMENT INCOME	$23,687	$374,749

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	8,883,400	9,847,012
Shares issued in reinvestment of distributions to shareholders	2,932,685	2,898,743
Shares redeemed	(10,655,828)	(12,391,093)
Net increase in shares outstanding	1,160,257	354,662
Shares outstanding, beginning of year	48,205,734	47,851,072
Shares outstanding, end of year	49,365,991	48,205,734

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS
Net investment income	$214,022	$226,829
Net realized gains from security transactions	662,978	526,539
Net change in unrealized appreciation (depreciation) on investments	2,783,627	(3,013,908)
Net increase (decrease) in net assets resulting from operations	3,660,627	(2,260,540)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net investment income	(214,087)	(233,923)
From net realized gains on investments	(663,055)	(526,573)
Decrease in net assets from distributions to shareholders	(877,142)	(760,496)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,653,870	12,203,950
Reinvestment of distributions to shareholders	795,768	687,264
Payments for shares redeemed	(6,402,287)	(11,338,307)
Net increase in net assets from capital share transactions	2,047,351	1,552,907

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,830,836	(1,468,129)

NET ASSETS
Beginning of year	41,198,825	42,666,954
End of year	$46,029,661	$41,198,825

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	602,612	918,380
Shares issued in reinvestment of distributions to shareholders	60,286	55,158
Shares redeemed	(505,382)	(868,084)
Net increase in shares outstanding	157,516	105,454
Shares outstanding, beginning of year	3,334,081	3,228,627
Shares outstanding, end of year	3,491,597	3,334,081

See notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS
Net investment income	$3,138,800	$2,654,822
Net realized gains from security transactions	3,861,048	1,337,200
Net change in unrealized appreciation (depreciation) on investments	3,234,642	(2,892,405)
Net increase in net assets resulting from operations	10,234,490	1,099,617

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net investment income	(3,155,930)	(2,624,600)
From net realized gains on investments	(3,868,004)	(1,337,090)
Decrease in net assets from distributions to shareholders	(7,023,934)	(3,961,690)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	65,462,953	79,697,296
Reinvestment of distributions to shareholders	6,225,863	3,435,000
Payments for shares redeemed	(49,770,221)	(37,145,763)
Net increase in net assets from capital share transactions	21,918,595	45,986,533

TOTAL INCREASE IN NET ASSETS	25,129,151	43,124,460

NET ASSETS
Beginning of year	223,842,113	180,717,653
End of year	$248,971,264	$223,842,113

UNDISTRIBUTED NET INVESTMENT INCOME	$6,363	$30,339

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	5,795,182	7,137,744
Shares issued in reinvestment of distributions to shareholders	553,927	309,462
Shares redeemed	(4,412,326)	(3,330,439)
Net increase in shares outstanding	1,936,783	4,116,767
Shares outstanding, beginning of year	20,318,154	16,201,387
Shares outstanding, end of year	22,254,937	20,318,154

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value at beginning of year	$16.42	$19.97	$21.21	$17.78		$16.20

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.01	(0.01)	(0.00	)(a)	0.06
Net realized and unrealized gains (losses) on investments	2.73	(3.54)	0.63	4.66		2.09
Total from investment operations	2.70	(3.53)	0.62	4.66		2.15

Less distributions:
From net investment income	—	(0.01)	—	—		(0.06)
From net realized gains on investments	—	(0.01)	(1.86)	(1.23)		(0.51)
Total distributions	—	(0.02)	(1.86)	(1.23)		(0.57)

Net asset value at end of year	$19.12	$16.42	$19.97	$21.21		$17.78

Total return (b)	16.4%	(17.7%)	2.9%	26.2%		13.3%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$224,593	$211,879	$246,790	$246,801		$191,100

Ratio of total expenses to average net assets	1.20%	1.18%	1.29%	1.42%		1.48%

Ratio of net investment income (loss) to average net assets	(0.15%)	0.06%	(0.04%)	(0.02%)		0.35%

Portfolio turnover rate	47%	63%	31%	29%		25%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of year	$25.02	$28.24	$30.19	$23.71	$20.67

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.07	(0.03)	(0.08)	(0.04)
Net realized and unrealized gains (losses) on investments	3.01	(0.81)	2.33	7.55	3.08
Total from investment operations	3.03	(0.74)	2.30	7.47	3.04

Less distributions:
From net investment income	(0.02)	(0.07)	—	—	—
From net realized gains on investments	(1.59)	(2.41)	(4.25)	(0.99)	—
Total distributions	(1.61)	(2.48)	(4.25)	(0.99)	—

Net asset value at end of year	$26.44	$25.02	$28.24	$30.19	$23.71

Total return (a)	12.1%	(2.7%)	7.5%	31.5%	14.7%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$351,085	$300,119	$303,840	$285,132	$198,761

Ratio of total expenses to average net assets	1.17%	1.17%	1.28%	1.43%	1.50%

Ratio of net investment income (loss) to average net assets	0.09%	0.24%	(0.10%)	(0.29%)	(0.17%)

Portfolio turnover rate	29%	32%	36%	18%	33%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of year	$15.58	$17.72	$17.56	$13.49	$12.68

Income (loss) from investment operations:
Net investment income	0.27	0.24	0.18	0.17	0.23
Net realized and unrealized gains (losses) on investments	2.11	(1.27)	1.46	4.38	1.51
Total from investment operations	2.38	(1.03)	1.64	4.55	1.74

Less distributions:
From net investment income	(0.28)	(0.23)	(0.18)	(0.17)	(0.23)
From net realized gains on investments	(0.89)	(0.88)	(1.30)	(0.31)	(0.70)
Total distributions	(1.17)	(1.11)	(1.48)	(0.48)	(0.93)

Net asset value at end of year	$16.79	$15.58	$17.72	$17.56	$13.49

Total return (a)	15.3%	(5.9%)	9.3%	33.9%	13.9%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$828,649	$750,890	$848,096	$710,150	$303,909

Ratio of total expenses to average net assets	0.92%	0.92%	0.92%	0.97%	0.99%

Ratio of net investment income to average net assets	1.61%	1.38%	1.01%	1.16%	1.75%

Portfolio turnover rate	24%	35%	29%	14%	37%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of year	$12.36	$13.22	$13.90	$11.46	$10.11

Income (loss) from investment operations:
Net investment income	0.06	0.07	0.04	0.03	0.05
Net realized and unrealized gains (losses) on investments	1.01	(0.70)	0.04	2.66	1.35
Total from investment operations	1.07	(0.63)	0.08	2.69	1.40

Less distributions:
From net investment income	(0.06)	(0.07)	(0.04)	(0.03)	(0.05)
From net realized gains on investments	(0.19)	(0.16)	(0.72)	(0.22)	—
Total distributions	(0.25)	(0.23)	(0.76)	(0.25)	(0.05)

Net asset value at end of year	$13.18	$12.36	$13.22	$13.90	$11.46

Total return (a)	8.7%	(4.8%)	0.5%	23.5%	13.8%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$46,030	$41,199	$42,667	$39,870	$24,236

Ratio of total expenses to average net assets	1.45%	1.50%	1.50%	1.55%	1.63%

Ratio of net expenses to average net assets (b)	1.33%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income to average net assets (b)	0.50%	0.51%	0.29%	0.28%	0.46%

Portfolio turnover rate	42%	35%	36%	31%	33%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions (Note 2).

See notes to financial statements.

AVE MARIA BOND FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of year	$11.02	$11.15	$11.38	$11.04	$10.87

Income (loss) from investment operations:
Net investment income	0.15	0.14	0.12	0.11	0.18
Net realized and unrealized gains (losses) on investments	0.35	(0.06)	0.12	0.56	0.32
Total from investment operations	0.50	0.08	0.24	0.67	0.50

Less distributions:
From net investment income	(0.15)	(0.14)	(0.12)	(0.11)	(0.18)
From net realized gains on investments	(0.18)	(0.07)	(0.35)	(0.22)	(0.15)
Total distributions	(0.33)	(0.21)	(0.47)	(0.33)	(0.33)

Net asset value at end of year	$11.19	$11.02	$11.15	$11.38	$11.04

Total return (a)	4.5%	0.7%	2.2%	6.1%	4.6%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$248,971	$223,842	$180,718	$149,750	$113,043

Ratio of net expenses to average net assets	0.50%	0.51%	0.54%	0.70%	0.70	%(b)

Ratio of net investment income to average net assets	1.34%	1.30%	1.10%	1.01%	1.64%

Portfolio turnover rate	21%	25%	21%	17%	21%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 0.71% for the year ended December 31, 2012.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2016

1. Organization and Significant Accounting Policies

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria World Equity Fund commenced the public offering of its shares on April 30, 2010.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Shares of each Fund are sold at net asset value. To calculate the net asset value, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

On August 1, 2015, the Ave Maria Catholic Values Fund consummated a tax-free merger with the Ave Maria Opportunity Fund, previously a series of the Trust. Pursuant to the terms of the merger agreement, each share of the Ave Maria Opportunity Fund was converted into an equivalent dollar amount of shares of the Ave Maria Catholic Values Fund, based on the net asset values of the Ave Maria Catholic Values Fund and the Ave Maria Opportunity Fund as of July 31, 2015 ($19.53 and $10.03, respectively), resulting in a conversion ratio of 0.513864 shares of the Ave Maria Catholic Values Fund for each share of the Ave Maria Opportunity Fund. The Ave Maria Catholic Values Fund issued 1,858,403 shares to shareholders of the Ave Maria Opportunity Fund. The basis of the assets transferred from the Ave Maria Opportunity Fund reflected the historical basis of the assets as of the date of the tax-free merger. Net assets of the Ave Maria Catholic Values Fund and the Ave Maria Opportunity Fund as of the merger date were $230,192,193 and $36,285,741, respectively, including unrealized appreciation (depreciation) on investments of $39,134,887 and ($2,883,304), respectively. The Ave Maria Opportunity Fund’s net assets at the time of the merger included accumulated realized capital losses of $104,851. Total net assets of the Ave Maria Catholic Values Fund immediately after the merger were $266,477,934. Because the combined investment portfolio has been managed as a single integrated portfolio since the merger was completed, it is not practical to state the amounts of net investment income (loss), net realized gains (losses) and change in unrealized appreciation (depreciation) on investments, and net increase (decrease) in net assets resulting from operations, of the former investment portfolio of the Ave Maria Opportunity Fund that has been included in the Ave Maria Catholic Values Fund’s Statement of Operations since August 1, 2015.

	Ave Maria Opportunity Fund	Ave Maria Catholic Values Fund
Exchange ratio	0.513864	N/A
Ave Maria Opportunity Fund's shares	3,616,521	N/A
Ave Maria Catholic Values Fund's shares	N/A	11,789,464
Ave Maria Opportunities Fund's unrealized depreciation	$ 2,883,304	N/A
Net assets before the merger	$ 36,285,741	$ 230,192,193
Aggregated net assets immediately after the merger	N/A	$ 266,477,934

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The tables below summarize the results of operations of the Ave Maria Opportunity Fund for the period from January 1, 2015 to July 31, 2015, and the Ave Maria Catholic Values Fund’s results of operations for the fiscal year ended December 31, 2015.

For the period from January 1, 2015 to July 31, 2015:	Net Investment Loss	Net Realized Losses and Net Change in Unrealized Depreciation on Investments	Net Decrease in Net Assets Resulting from Operations
Ave Maria Opportunity Fund	$(106,238)	$(7,851,130)	$(7,957,368)

For the fiscal year ended December 31, 2015:	Net Investment Income	Net Realized Losses and Net Change in Unrealized Depreciation on Investments	Net Decrease in Net Assets Resulting from Operations
Ave Maria Catholic Values Fund	$141,330	$(46,429,375)	$(46,228,045)

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

In October 2016, the Securities and Exchange Commission (the “SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN, also contains amendments to Regulation S-X which impacts financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the security is principally traded closes early; or (iii) trading of the security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

U.S. Treasury Obligations and Corporate Bonds held by the Ave Maria Bond Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following is a summary of the inputs used to value the Funds’ investments, by security type, as of December 31, 2016:

Ave Maria Catholic Values Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$201,198,712	$—	$—	$201,198,712
Warrants	1,237,500	—	—	1,237,500
Money Market Funds	22,162,043	—	—	22,162,043
Total	$224,598,255	$—	$—	$224,598,255

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$330,357,443	$—	$—	$330,357,443
Money Market Funds	20,333,438	—	—	20,333,438
Total	$350,690,881	$—	$—	$350,690,881

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$789,532,203	$—	$—	$789,532,203
Money Market Funds	39,363,200	—	—	39,363,200
Total	$828,895,403	$—	$—	$828,895,403

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$43,778,776	$—	$—	$43,778,776
Money Market Funds	2,022,745	—	—	2,022,745
Total	$45,801,521	$—	$—	$45,801,521

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$91,606,755	$—	$91,606,755
Corporate Bonds	—	101,855,630	—	101,855,630
Common Stocks	46,739,590	—	—	46,739,590
Money Market Funds	6,259,115	—	—	6,259,115
Total	$52,998,705	$193,462,385	$—	$246,461,090

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. As of December 31, 2016, the Funds did not have any transfers into and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of December 31, 2016. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

(b) Income taxes – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2016:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Undistributed ordinary income	$—	$325	$23,687	$—	$6,363
Net unrealized appreciation	44,623,850	81,556,844	114,345,160	4,908,895	5,297,470
Accumulated capital and other losses	(27,437)	—	—	—	—
Total distributable earnings	$44,596,413	$81,557,169	$114,368,847	$4,908,895	$5,303,833

The following information is based upon the federal income tax cost of the Funds’ investment securities as of December 31, 2016:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Gross unrealized appreciation	$47,990,629	$89,879,101	$135,897,330	$5,990,601	$7,406,725
Gross unrealized depreciation	(3,366,779)	(8,322,257)	(21,552,170)	(1,081,706)	(2,109,255)
Net unrealized appreciation	$44,623,850	$81,556,844	$114,345,160	$4,908,895	$5,297,470
Federal income tax cost	$179,974,405	$269,134,037	$714,550,243	$40,892,626	$241,163,620

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales. There is no difference between the federal income tax cost and the financial statement cost of portfolio investments for the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund as of December 31, 2016.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

As of December 31, 2016, the Ave Maria Catholic Values Fund had a short-term capital loss carryforward of $27,437 for federal income tax purposes. This capital loss carryforward, which does not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2016, the following reclassifications were made as a result of permanent differences between the financial statements and income tax reporting requirements:

	Increase (Decrease) in Undistributed Net Investment Income (Loss)	Increase in Accumulated Net Realized Gains on Investments	Decrease in Paid-in Capital
Ave Maria Catholic Values Fund	$315,335	$—	$(315,335)
Ave Maria Growth Fund	(210)	210	—
Ave Maria Rising Dividend Fund	(62,304)	62,304	—
Ave Maria World Equity Fund	65	77	(142)
Ave Maria Bond Fund	(6,846)	6,846	—

Such reclassifications have no effect on each Fund’s total net assets or its net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2013 through December 31, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income – Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts. Realized gains and losses on securities sold are determined on a specific identification basis. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the years ended December 31, 2016 and 2015 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria Catholic Values Fund:
December 31, 2016	$—	$—	$—
December 31, 2015	$140,481	$119,860	$260,341
Ave Maria Growth Fund:
December 31, 2016	$282,281	$19,858,816	$20,141,097
December 31, 2015	$2,998,414	$24,145,236	$27,143,650
Ave Maria Rising Dividend Fund:
December 31, 2016	$16,509,599	$38,296,088	$54,805,687
December 31, 2015	$11,446,317	$39,634,092	$51,080,409
Ave Maria World Equity Fund:
December 31, 2016	$214,164	$662,978	$877,142
December 31, 2015	$233,923	$526,573	$760,496
Ave Maria Bond Fund
December 31, 2016	$4,368,623	$2,655,311	$7,023,934
December 31, 2015	$2,624,600	$1,337,090	$3,961,690

(e) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses – Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

2. Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. The Adviser receives from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund a quarterly fee at the annual rate of 0.95% of its average daily net assets. The Adviser receives from the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets.

Effective May 1, 2016, the Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2018 so that the ordinary operating expenses of each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund do not exceed 1.25% per annum of average daily net assets; and the ordinary operating expenses of the Ave Maria Bond Fund do not exceed 0.60% per annum of average daily net assets. Prior to May 1, 2016, the Adviser had contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses so that the ordinary operating expenses of the Ave Maria World Equity Fund did not exceed 1.50% per annum of average daily net assets. During the year ended December 31, 2016, the Adviser reduced its investment advisory fees by $52,827 with respect to the Ave Maria World Equity Fund.

Any investment advisory fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. As of December 31, 2016, the Adviser may seek recoupment of investment advisory fee reductions from the Ave Maria World Equity Fund totaling $52,827 no later than December 31, 2019.

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share of each Fund, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, Ultimus receives fees from each Fund computed as a percentage of such Fund’s average daily net assets, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $35,000 (except that such fee is $45,000 for the Lead Independent Trustee and $39,000 for the Chairman of the Audit Committee), payable quarterly; a fee of $5,500 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust. Effective January 1, 2017, each Independent Trustee will receive from the Trust an annual retainer of $40,000 (except that such fee is $50,000 for the Lead Independent Trustee and $44,000 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings.

Effective July 1, 2016, each member of Catholic Advisory Board (“CAB”), including Emeritus members, receives an annual retainer of $4,000 (except that such fee is $14,000 for the CAB chairman), payable quarterly; a fee of $3,000 for attendance at each meeting of the CAB (including the CAB chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of CAB members’ fees and expenses. Prior to July 1, 2016, each member, including Emeritus members, received an annual retainer of $2,000 (except that such fee was $14,000 for the CAB Chairman), payable quarterly; a fee of $2,500 for attendance at each meeting of the CAB (except that such fee was $2,750 for the CAB Chairman); plus reimbursement of travel and other expenses incurred in attending meetings.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

3. Investment Transactions

During the year ended December 31, 2016, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Purchases of investment securities	$91,136,407	$105,226,530	$174,871,051	$17,610,295	$28,012,581
Proceeds from sales and maturities of investment securities	$129,115,635	$91,077,245	$201,067,703	$16,547,268	$31,545,695

4. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5. Affiliated Investment

A company is considered an affiliate of a Fund under the Investment Company Act of 1940 if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. As of December 31, 2016, the Ave Maria Catholic Values Fund owns 5.33% of the outstanding voting shares of Unico American Corporation. Further information on this holding for the period ended December 31, 2016 appears below:

AVE MARIA CATHOLIC VALUES FUND
Affiliated Issuer Report

UNICO AMERICAN CORPORATION
From December 31, 2015 to December 31, 2016
Shares at beginning of year	282,945
Shares at end of year	282,945
Market value at beginning of year	$2,806,814
Change in unrealized appreciation	234,845
Market value at end of year	$3,041,659
Net realized gains (losses) during the year	$—
Dividend income earned during the year	$—

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

6. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2016, the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund had 33.2% and 27.8%, respectively, of the value of their net assets invested in stocks within the industrials sector.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AVE MARIA MUTUAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund, and Ave Maria Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund, and Ave Maria Bond Fund (the “Funds”), each a series of Schwartz Investment Trust, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund, and Ave Maria Bond Fund as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

February 14, 2017

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustees:
*	George P. Schwartz, CFA	801 W. Ann Arbor Trail, Plymouth, MI	1944	Chairman of the Board/President/Trustee	Since 1992
Independent Trustees:
	Louis C. Bosco, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1936	Trustee	Since 2008
	Donald J. Dawson, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1947	Trustee	Since 1993
	Joseph M. Grace	801 W. Ann Arbor Trail, Plymouth, MI	1936	Trustee	Since 2007
	John J. McHale, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1949	Trustee	Since 2014
Executive Officers:
*	Richard L. Platte, Jr., CFA	801 W. Ann Arbor Trail, Plymouth, MI	1951	Vice President and Secretary	Since 1993
*	Robert C. Schwartz, CFP	801 W. Ann Arbor Trail, Plymouth, MI	1976	Vice President	Since 2013
*	Timothy S. Schwartz, CFA	5060 Annunciation Circle, Ave Maria, FL	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	801 W. Ann Arbor Trail, Plymouth, MI	1970	Chief Compliance Officer	Since 2010

*

George P. Schwartz, Richard L. Platte, Jr., Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds’ investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees six portfolios of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Schwartz Value Focused Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. and the co-portfolio manager of the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund.

Louis C. Bosco, Jr. retired in April 2012. Prior to his retirement, he was a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. retired in March 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (a payroll processing company) from 1986 – 2015.

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (renamed JPMorgan Chase & Company).

John J. McHale, Jr. is Special Assistant to Commissioner of Major League Baseball since 2015. He was Executive Vice President of Major League Baseball from 2000 – 2015.

Richard L. Platte, Jr., CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the lead portfolio manager of the Ave Maria Rising Divident Fund and the co-portfolio manager of the Ave Maria Growth Fund and the Ave Maria Bond Fund.

Robert C. Schwartz, CFP is Vice President and Secretary of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Ave Maria World Equity Fund.

Timothy S. Schwartz, CFA is Executive Vice President and Chief Financial Officer of Schwartz Investment Counsel, Inc. and the lead portfolio manager of the Ave Maria Catholic Values Fund.

Cathy M. Stoner, CPA, IACCP is Vice President and Chief Compliance Officer of Schwartz Investment Counsel, Inc.

Additional information regarding the Trustees and executive officers of the Trust may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9931.

AVE MARIA MUTUAL FUNDS
CATHOLIC ADVISORY BOARD
(Unaudited)

The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board:

Member	Address	Year of Birth	Length of Time Served
Robert P. George	371 Prospect Avenue, Princeton, NJ	1955	Since 2016
Lou Holtz	5818 El Camino Real, Carlsbad, CA	1937	Since 2007
Lawrence Kudlow	1375 Kings Hwy. East, Suite 260, Fairfield, CT	1947	Since 2005
Thomas S. Monaghan	One Ave Maria Drive, Ann Arbor, MI	1937	Since 2001
Michael Novak	1150 17th Street, NW, Suite 1100, Washington, DC	1933	Since 2001
Fr. John Riccardo, STL	1062 Church St., Plymouth, MI	1965	Since 2011
Paul R. Roney	One Ave Maria Drive, Ann Arbor, MI	1957	Since 2001

Robert P. George is a legal scholar, political philosopher, and public intellectual who serves as the McCormick Professor of Jurisprudence at Princeton University.

Lou Holtz is the former football coach at University of Notre Dame among others, ESPN college football analyst, author and motivational speaker.

Lawrence Kudlow is CNBC’s Senior Contributor and radio host of the nationally-syndicated “Larry Kudlow Show.”

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chancellor of Ave Maria University. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino’s Pizza, Inc.

Michael Novak is a theologian, author, and former U.S. ambassador. He is the George Frederick Jewett Chair (emeritus) in Religion, Philosophy, and Public Policy at the American Enterprise Institute.

Fr. John Riccardo, STL is a priest of the Archdiocese of Detroit and is the pastor of Our Lady of Good Counsel Catholic Church in Plymouth, Michigan. He is also the host of the radio show “Christ is the Answer,” which can be heard on Catholic radio stations throughout the country.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino’s Farms Corporation. Prior to December 1998, he was Treasurer of Domino’s Pizza, Inc.

Additional information regarding the Funds’ Catholic Advisory Board members may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9331.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2016) and held until the end of the period (December 31, 2016).

The tables that follow illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
Ave Maria Catholic Values Fund
Based on Actual Fund Return	$1,000.00	$1,124.00	1.18%	$6.30
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.20	1.18%	$5.99

Ave Maria Growth Fund
Based on Actual Fund Return	$1,000.00	$1,048.20	1.16%	$5.97
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.30	1.16%	$5.89

Ave Maria Rising Dividend Fund
Based on Actual Fund Return	$1,000.00	$1,063.50	0.92%	$4.77
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.51	0.92%	$4.67

Ave Maria World Equity Fund
Based on Actual Fund Return	$1,000.00	$1,057.20	1.25%	$6.46
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.85	1.25%	$6.34

Ave Maria Bond Fund
Based on Actual Fund Return	$1,000.00	$1,003.70	0.49%	$2.47
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.67	0.49%	$2.49

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, muliplied by 184/366 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
FEDERAL TAX INFORMATION
(Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning certain ordinary income dividends and distributions from net realized capital gains paid by the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund during the fiscal year ended December 31, 2016. On December 29, 2016, the Ave Maria Growth Fund declared and paid an ordinary income dividend and a long-term capital gain distribution of $0.0225 and $1.5841 per share, respectively; the Ave Maria World Equity Fund declared and paid an ordinary income dividend and a long-term capital gain distribution of $0.0628 and $0.1945 per share, respectively; the Ave Maria Rising Dividend Fund declared and paid both a short-term capital gain distribution and a long-term capital gain distribution of $0.0755 and $0.8178 per share, respectively; and the Ave Maria Bond Fund declared and paid both a short-term capital gain distribution and a long-term capital gain distribution of $0.0552 and $0.1220 per share, respectively. Periodically throughout the year, the Ave Maria Rising Dividend Fund paid ordinary income dividends totaling $0.2743 per share. Periodically throughout the year, the Ave Maria Bond Fund paid ordinary income dividends totaling $0.1518 per share. 100% of the long-term capital gain distributions of $1.5841, $0.1945, $0.8178, and $0.1220 for the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund, respectively, and a percentage (100%, 100%, 100%, and 35.32%) of the ordinary income dividends and/or short-term capital gain distributions paid by the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund, respectively, may be subject to a maximum tax rate of 23.8%. Early in 2017, as required by federal regulations, shareholders received notification of their portion of the Funds’ dividends and distributions paid during the 2016 calendar year.

AVE MARIA MUTUAL FUNDS
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Ave Maria Mutual Funds
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Board of Trustees
George P. Schwartz, CFA, Chairman
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace
John J. McHale, Jr.

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Robert C. Schwartz, CFP, V.P.
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Robert P. George
Lou Holtz, Emeritus
Larry Kudlow
Thomas S. Monaghan
Michael Novak
Fr. John Riccardo, Emeritus

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

www.avemariafunds.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Joseph M. Grace.  Mr. Grace is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $134,500 and $137,900 with respect to the registrant’s fiscal years ended December 31, 2016 and 2015, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $17,350 and $16,500 with respect to the registrant’s fiscal years ended December 31, 2016 and 2015, respectively.  The services comprising these fees are tax consulting and the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended December 31, 2016 and 2015, aggregate non-audit fees of $17,350 and $16,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant.  During the fiscal years ended December 31, 2016 and 2015, aggregate non-audit fees of $12,500 and $12,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The registrant’s Committee of Independent Trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	February 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	February 17, 2017

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	February 17, 2017

* Print the name and title of each signing officer under his or her signature.